Exhibit 99.59

Calculation of Illustrative Exchange Values Using the Discounted Cash Flow Method to

Allocate Residual Value

The following is a calculation of illustrative exchange values using the discounted cash flow method to allocate residual value based on the projections that were used to calculate the preliminary exchange values shown in this prospectus/consent solicitation (except that the projections used for purposes of this calculation are for a longer time period).

The valuations based on the discounted cash flow method, as set forth below, were calculated by the independent valuer based on information provided by the management of the supervisor. The supervisor requested the independent valuer in June 2012 to calculate the exchange values using the discounted cash flow methodology on this basis solely for illustrative purposes to show participants the effect of the different methods.

The tables that follow also include a summary of projections that were utilized by the independent valuer in calculating the exchange values using the discounted cash flow method described above. The projections were prepared solely for the purpose of determining the relative values among the subject LLCs, the private entities and the management companies and to establish exchange values to facilitate the consolidation and should not be relied upon for any other purpose, including without limitation, as an indicator of future performance of the company, the properties, the subject LLCs or the private entities. The projections should not be relied upon in determining the market value or the estimated value of the company after giving effect to the consolidation and the IPO. The actual performance of the properties may be materially different from these projections because of changes in market conditions and many other factors.

Neither the subject LLCs nor the supervisor as a matter of course make public projections as to future performance, earnings or other results beyond the current fiscal year, and the supervisor is especially reluctant to disclose projections for extended periods due to the unpredictability of the underlying assumptions and estimates. The projections with respect to the properties were presented by the independent valuer based on the information provided by management of the supervisor and analysis performed by the independent valuer and reviewed and approved by management of the supervisor.

These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this prospectus/consent solicitation are cautioned not to place undue reliance on the prospective financial information. Neither the company’s independent registered public accounting firm nor any other independent accountants have examined, compiled or otherwise applied procedures to the projections presented herein or express an opinion or any other form of assurance on them. The summary of the projection is being included in this prospectus/consent solicitation solely because the projections were used by the independent valuer in calculating the illustrative exchange values using the discounted cash flow method to allocate residual value.

The projections were based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described under “Risk Factors” and “Forward-Looking Statements.” The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the projections. Accordingly, there can be no assurance that the projections will be realized.

Certain of the prospective financial information set forth herein may be considered non-U.S. GAAP financial measures. The independent valuer believed this information could be useful in valuing the properties. Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-U.S. GAAP financial measures may not be comparable to similarly titled amounts used by other companies.

The inclusion of the summary of the projections in this prospectus/consent solicitation should not be regarded as an indication that any of the company, the subject LLCs or the supervisor or their respective affiliates, advisors or representatives considered the projections to be predictive of actual future events, and the projections should not be relied upon as such. None of the company, the subject LLCs or the supervisor or their respective affiliates, advisors, officers, directors, partners or representatives can give you any assurance that actual results will not differ from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the projections are shown to be in error. None of the company, the supervisor and the subject LLCs intend to make publicly available any update or other revision to the projections. None of the company, the supervisor and the subject LLCs or their respective affiliates, advisors, officers, directors, partners or representatives has made or makes any representation to any participant or other person regarding the company’s or the subject LLCs ultimate performance compared to the information contained in the projections or that forecasted results will be achieved. None of the subject LLCs, the private entities, the management companies or any of their affiliates has made any representation to the company concerning the projections.

	Appraised Property Value	Debt Obligations	Cash for Improvements	Present Value of Supervisory Fees	Unpaid Cash Overrides	Total Exchange Value	Per $ 1000 Original Investment, etc		Check	Check

Empire State Building
Empire State Building Associates L.L.C.
JV	1,306,500,000	(124,750,000)	7,000,000	(5,137,451)	—	1,183,612,549	32,380	after VC	1,183,612,549	—
DCF	1,458,000,000	(189,000,000)	7,000,000	(5,137,451)	—	1,270,862,549	34,760	after VC	1,270,862,549	—

Empire State Building Company L.L.C.
JV	1,223,500,000	(64,250,000)	7,000,000	(4,113,518)	—	1,162,136,482			1,162,136,482	—
DCF	1,072,000,000	—	7,000,000	(4,113,518)	—	1,074,886,482			1,074,886,482	—

One Grand Central Place
60 East 42nd Street Associates L.L.C.
JV	359,500,000	(45,155,119)	—	(1,275,348)	—	313,069,533	40,266		313,069,533	—
DCF	392,000,000	(90,310,237)	—	(1,275,348)	—	300,414,415	38,639		300,414,415	—

Lincoln Building Associates L.L.C.
JV	344,500,000	(45,155,119)	—	(2,739,564)	(618,000)	295,987,317			295,987,317	—
DCF	312,000,000	—	—	(2,739,564)	(618,000)	308,642,436			308,642,436	—

250 West 57th St.
250 West 57th St. Associates L.L.C.
JV	186,000,000	(22,212,606)	—	(722,787)		163,064,607	40,966	after VC	163,064,607	—
DCF	197,000,000	(44,425,212)	—	(722,787)		151,852,001	38,163	after VC	151,852,001	—

Fisk Building Associates L.L.C.
JV	175,000,000	(22,212,606)	—	(729,597)	(909,000)	151,148,797			151,148,797	—
DCF	164,000,000	—	—	(729,597)	(909,000)	162,361,403			162,361,403	—

CHECK:
Empire State Building
JV	2,530,000,000	(189,000,000)	14,000,000	(9,250,970)	—	2,345,749,030
DCF	2,530,000,000	(189,000,000)	14,000,000	(9,250,970)	—	2,345,749,030

One Grand Central Place
JV	704,000,000	(90,310,237)	—	(4,014,913)	(618,000)	609,056,850
DCF	704,000,000	(90,310,237)	—	(4,014,913)	(618,000)	609,056,850

250 West 57th St.
JV	361,000,000	(44,425,212)	—	(1,452,383)	(909,000)	314,213,405
DCF	361,000,000	(44,425,212)	—	(1,452,383)	(909,000)	314,213,405

DCF	Appraised value of property interest	Debt Obligation	Cash for improvements	PV of Supervisory Fees	Unpaid Cash Overrides	Net Value
Empire State Land Associates L.L.C. (Fee Owner)	1,458,000,000	(189,000,000)	7,000,000	(5,137,451)	—	1,270,862,549
Empire State Building Company L.L.C. (Operating Lessee)	1,072,000,000		7,000,000	(4,113,518)		1,074,886,482

60 East 42nd St. Associates L.L.C. (Fee Owner)	392,000,000	(90,310,237)		(1,275,348)		300,414,415
Lincoln Building Associates L.L.C. (Operating Lessee)	312,000,000			(2,739,564)	(618,000)	308,642,436

250 West 57th St. Associates L.L.C. (Fee Owner)	197,000,000	(44,425,212)		(722,787)		151,852,001
Fisk Building Associates L.L.C. (Operating Lessee)	164,000,000			(729,597)	(909,000)	162,361,403

JV						Net Value
Empire State Land Associates L.L.C. (Fee Owner)						1,183,612,549
Empire State Building Company L.L.C. (Operating Lessee)						1,162,136,482

60 East 42nd St. Associates L.L.C. (Fee Owner)						313,069,533
Lincoln Building Associates L.L.C. (Operating Lessee)						295,987,317

250 West 57th St. Associates L.L.C. (Fee Owner)						163,064,607
Fisk Building Associates L.L.C. (Operating Lessee)						151,148,797

DCF	% of Net Value	Per $1000	% change per $1000	% change NV	check
Empire State Land Associates L.L.C. (Fee Owner)	54.18%	35,764	8.10%	7.37%	1,270,862,549
Empire State Building Company L.L.C. (Operating Lessee)	45.82%			-7.51%	1,074,886,482

60 East 42nd St. Associates L.L.C. (Fee Owner)	49.32%	36,683	-5.87%	-4.04%	300,414,415
Lincoln Building Associates L.L.C. (Operating Lessee)	50.68%			4.28%	308,642,436

250 West 57th St. Associates L.L.C. (Fee Owner)	48.33%	33,418	-6.45%	-6.88%	151,852,001
Fisk Building Associates L.L.C. (Operating Lessee)	51.67%			7.42%	162,361,403

JV	% of Net Value	Per $1000
Empire State Land Associates L.L.C. (Fee Owner)	50.46%	33,085
Empire State Building Company L.L.C. (Operating Lessee)	49.54%

60 East 42nd St. Associates L.L.C. (Fee Owner)	51.40%	38,972
Lincoln Building Associates L.L.C. (Operating Lessee)	48.60%

250 West 57th St. Associates L.L.C. (Fee Owner)	51.90%	35,722
Fisk Building Associates L.L.C. (Operating Lessee)	48.10%

Summary Comparison of Results

Utilizing Different Valuation Methods

One Grand Central Place

	60 East 42nd St. Associates L.L.C. (Fee Owner)	Lincoln Building Associates L.L.C. (Operating Lessee)	Total
JV Method
Property Value			704,000,000
Less: Shared Debt Obligations			(90,310,237)
Less: PV of Base Rent			(15,000,000)
Plus: Cash for Improvements			—

Total Allocable Value	299,344,882	299,344,882	598,689,763

Less: After-Tax PV of Supervisory Fees	(1,275,348)	(2,739,564)	(4,014,913)
Less: Unpaid Cash Override	—	(618,000)	(618,000)
Less: Unshared Debt Obligations	—	—	—
Plus: PV of Base Rent	15,000,000	—	15,000,000

Amount to Allocate for Capital Transaction	313,069,533	295,987,317	609,056,850

Long-term DCF Method Estimate
Asset Value	392,000,000	312,000,000	704,000,000
Less: Debt	(90,310,237)		(90,310,237)

Total Allocable Value	301,689,763	312,000,000	613,689,763

Less: After-Tax PV of Supervisory Fees	(1,275,348)	(2,739,564)	(4,014,913)
Less: Unpaid Cash Override	—	(618,000)	(618,000)

Amount to Allocate for Capital Transaction	300,414,415	308,642,436	609,056,850
Variance	(12,655,119)	12,655,119	—

Summary Comparison of Results

Utilizing Different Valuation Methods

250 W57th Street

	250 West 57th St. Associates L.L.C. (Fee Owner)	Fisk Building Associates L.L.C. (Operating Lessee)	Total

JV Method
Property Value			361,000,000
Less: Shared Debt Obligations			(44,425,212)
Less: PV of Base Rent			(11,000,000)
Plus: Cash for Improvements			—

Total Allocable Value	152,787,394	152,787,394	305,574,788

Less: After-Tax PV of Supervisory Fees	(722,787)	(729,597)	(1,452,383)
Less: Unpaid Cash Override	—	(909,000)	(909,000)
Less: Unshared Debt Obligations	—	—	—
Plus: PV of Base Rent	11,000,000	—	11,000,000

Amount to Allocate for Capital Transaction	163,064,607	151,148,797	314,213,405

Long-term DCF Method Estimate
Asset Value	197,000,000	164,000,000	361,000,000
Less: Debt	(44,425,212)		(44,425,212)

Total Allocable Value	152,574,788	164,000,000	316,574,788

Less: After-Tax PV of Supervisory Fees	(722,787)	(729,597)	(1,452,383)
Less: Unpaid Cash Override	—	(909,000)	(909,000)

Amount to Allocate for Capital Transaction	151,852,001	162,361,403	314,213,405
Variance	(11,212,606)	11,212,606	—

Summary Comparison of Results

Utilizing Different Valuation Methods

Empire State Building

	Empire State Land Associates L.L.C. (Fee Owner)	Empire State Building Company L.L.C. (Operating Lessee)	Total

JV Method
Property Value			2,530,000,000
Less: Shared Debt Obligations			(128,500,000)
Less: PV of Base Rent			(83,000,000)
Plus: Cash for Improvements			14,000,000

Total Allocable Value	1,166,250,000	1,166,250,000	2,332,500,000

Less: After-Tax PV of Supervisory Fees	(5,137,451)	(4,113,518)	(9,250,970)
Less: Unpaid Cash Override	—	—	—
Less: Unshared Debt Obligations	(60,500,000)	—	(60,500,000)
Plus: PV of Base Rent	83,000,000	—	83,000,000

Amount to Allocate for Capital Transaction	1,183,612,549	1,162,136,482	2,345,749,030

Long-term DCF Method Estimate
Asset Value	1,458,000,000	1,072,000,000	2,530,000,000
Less: Debt	(189,000,000)		(189,000,000)

Total Allocable Value	1,269,000,000	1,072,000,000	2,341,000,000

Plus: Cash for Improvements	7,000,000	7,000,000	14,000,000
Less: After-Tax PV of Supervisory Fees	(5,137,451)	(4,113,518)	(9,250,970)
Less: Unpaid Cash Override	—	—	—

Amount to Allocate for Capital Transaction	1,270,862,549	1,074,886,482	2,345,749,030
Variance	87,250,000	(87,250,000)	—

Summary Comparison of Results

Utilizing Different Valuation Methods

Variances	Fee Owner	Operating Lessee	Total

One Grand Central Place	(12,655,119)	12,655,119	—
250 W57th Street	(11,212,606)	11,212,606	—
Empire State Building	87,250,000	(87,250,000)	—

Total	63,382,276	(63,382,276)	—

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			1 Year 1 Jun-2013	2 Year 2 Jun-2014	3 Year 3 Jun-2015	4 Year 4 Jun-2016	5 Year 5 Jun-2017	6 Year 6 Jun-2018

	Total Potential Gross Revenue		56,397,290	61,792,045	65,585,022	72,254,423	78,897,641	82,768,110
	General Vacancy		0	0	0	0	(987,084)	(1,210,784)
	Collection Loss		(563,974)	(617,920)	(655,850)	(722,544)	(788,976)	(827,681)

	Effective Gross Revenue		55,833,316	61,174,125	64,929,172	71,531,879	77,121,581	80,729,645

	Operating Expenses
	Payroll		2,034,156	2,095,178	2,158,035	2,222,777	2,289,459	2,358,144
	Cleaning		4,612,713	4,751,095	4,893,626	5,040,437	5,191,649	5,347,400
	Utilities		5,673,495	5,843,700	6,019,010	6,199,582	6,385,569	6,577,135
	Security		1,055,749	1,087,424	1,120,044	1,153,647	1,188,255	1,223,905
	Repairs & Maintenance		2,306,357	2,375,547	2,446,815	2,520,218	2,595,826	2,673,698
	Management Fee		558,332	611,742	649,292	715,319	771,216	807,296
	Professional Fees/Admin		1,317,918	1,357,455	1,398,180	1,440,124	1,483,329	1,527,827
	Real Estate Taxes		10,944,562	11,329,263	11,727,487	12,139,708	12,566,418	13,008,128
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		649,316	668,796	688,859	709,524	730,812	752,735
	Other		0	0	0	0	0	0

	Total Operating Expenses		29,360,565	30,328,167	31,309,315	32,349,303	33,410,500	34,484,235

	Net Operating Income		26,472,751	30,845,958	33,619,857	39,182,576	43,711,081	46,245,410

	Leasing & Capital Costs
	Tenant Improvements		6,569,183	3,261,395	3,804,489	2,479,044	2,134,663	1,477,221
	Leasing Commissions		3,552,640	1,821,923	2,439,469	2,134,377	1,864,322	1,508,788
	PB Work		2,774,998	971,001	0	0	0	0
	Base Building		990,000	875,500	1,039,681	502,656	810,366	869,455
	Capital Improvements		5,796,175	4,612,002	2,861,928	1,906,704	1,862,561	1,132,231

	Total Leasing & Capital Costs		19,682,996	11,541,821	10,145,567	7,022,781	6,671,912	4,987,695

	Cash Flow Before Debt Service		$6,789,755	$19,304,137	$23,474,290	$32,159,795	$37,039,169	$41,257,715

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		55,833,316	61,174,125	64,929,172	71,531,879	77,121,581	80,729,645
	Total Operating Expense		(29,360,565)	(30,328,167)	(31,309,315)	(32,349,303)	(33,410,500)	(34,484,235)

	Net Operating Income		26,472,751	30,845,958	33,619,857	39,182,576	43,711,081	46,245,410
Less:	Total Capital Expenses		(19,682,996)	(11,541,821)	(10,145,567)	(7,022,781)	(6,671,912)	(4,987,695)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		5,711,955	18,226,337	22,396,490	31,081,995	35,961,369	40,179,915
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		5,711,955	18,226,337	22,396,490	31,081,995	35,961,369	40,179,915
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		2,855,978	9,113,169	11,198,245	15,540,998	17,980,685	20,089,958

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		2,855,978	9,113,169	11,198,245	15,540,998	17,980,685	20,089,958
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		3,933,778	10,190,969	12,276,045	16,618,798	19,058,485	21,167,758

	Discount Rate	7.51%	3,659,158	8,817,757	9,880,353	12,441,849	13,272,265	13,712,065

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		6,789,755	19,304,137	23,474,290	32,159,795	37,039,169	41,257,715
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(2,855,978)	(9,113,169)	(11,198,245)	(15,540,998)	(17,980,685)	(20,089,958)

	Total Cash Flow to Operator		2,855,978	9,113,169	11,198,245	15,540,998	17,980,685	20,089,958

	Discount Rate	8.01%	2,644,301	7,812,350	8,888,293	11,420,982	12,234,519	12,656,565

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		6,789,755	19,304,137	23,474,290	32,159,795	37,039,169	41,257,715

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service		6,789,755	19,304,137	23,474,290	32,159,795	37,039,169	41,257,715
	Net Sale Proceeds		—	—	—	—	—	—

	Total		6,789,755	19,304,137	23,474,290	32,159,795	37,039,169	41,257,715
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		725,120,000	746,873,600	769,279,808	792,358,202	816,128,948	840,612,817

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			7 Year 7 Jun-2019	8 Year 8 Jun-2020	9 Year 9 Jun-2021	10 Year 10 Jun-2022	11 Year 11 Jun-2023	12 Year 12 Jun-2024

	Total Potential Gross Revenue		85,038,275	87,122,602	89,613,692	93,613,669	95,718,565	99,416,289
	General Vacancy		(749,328)	(499,322)	(255,996)	(1,126,404)	(286,009)	(574,077)
	Collection Loss		(850,383)	(871,226)	(896,136)	(936,137)	(957,185)	(994,164)

	Effective Gross Revenue		83,438,564	85,752,054	88,461,560	91,551,128	94,475,371	97,848,048

	Operating Expenses
	Payroll		2,428,886	2,501,755	2,576,807	2,654,111	2,733,734	2,815,747
	Cleaning		5,507,820	5,673,056	5,843,246	6,018,545	6,199,101	6,385,072
	Utilities		6,774,449	6,977,684	7,187,013	7,402,624	7,624,703	7,853,443
	Security		1,260,621	1,298,438	1,337,393	1,377,515	1,418,839	1,461,405
	Repairs & Maintenance		2,753,912	2,836,528	2,921,625	3,009,272	3,099,551	3,192,537
	Management Fee		834,386	857,520	884,616	915,511	944,755	978,479
	Professional Fees/Admin		1,573,664	1,620,873	1,669,499	1,719,585	1,771,171	1,824,307
	Real Estate Taxes		13,465,364	13,938,672	14,428,615	14,935,780	15,383,856	15,845,370
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		775,317	798,576	822,534	847,211	872,626	898,804
	Other		0	0	0	0	0	0

	Total Operating Expenses		35,582,386	36,711,069	37,879,315	39,088,121	40,256,303	41,463,131

	Net Operating Income		47,856,178	49,040,985	50,582,245	52,463,007	54,219,068	56,384,917

	Leasing & Capital Costs
	Tenant Improvements		1,893,030	2,168,759	2,400,417	2,855,603	4,158,029	3,095,434
	Leasing Commissions		1,673,923	2,092,501	2,521,548	3,118,052	3,107,509	2,486,525
	PB Work		0	0	0	0	0	0
	Base Building		1,050,767	1,303,666	1,165,427	1,213,440	0	0
	Capital Improvements		507,913	244,028	124,935	0	0	0

	Total Leasing & Capital Costs		5,125,633	5,808,954	6,212,327	7,187,095	7,265,538	5,581,959

	Cash Flow Before Debt Service		$42,730,545	$43,232,031	$44,369,918	$45,275,912	$46,953,530	$50,802,958

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		83,438,564	85,752,054	88,461,560	91,551,128	94,475,371	97,848,048
	Total Operating Expense		(35,582,386)	(36,711,069)	(37,879,315)	(39,088,121)	(40,256,303)	(41,463,131)

	Net Operating Income		47,856,178	49,040,985	50,582,245	52,463,007	54,219,068	56,384,917
Less:	Total Capital Expenses		(5,125,633)	(5,808,954)	(6,212,327)	(7,187,095)	(7,265,538)	(5,581,959)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		41,652,745	42,154,231	43,292,118	44,198,112	45,875,730	49,725,158
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		41,652,745	42,154,231	43,292,118	44,198,112	45,875,730	49,725,158
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		20,826,373	21,077,116	21,646,059	22,099,056	22,937,865	24,862,579

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		20,826,373	21,077,116	21,646,059	22,099,056	22,937,865	24,862,579
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		21,904,173	22,154,916	22,723,859	23,176,856	24,015,665	25,940,379

	Discount Rate	7.51%	13,198,550	12,417,689	11,847,429	11,240,041	10,833,763	10,885,098

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		42,730,545	43,232,031	44,369,918	45,275,912	46,953,530	50,802,958
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(20,826,373)	(21,077,116)	(21,646,059)	(22,099,056)	(22,937,865)	(24,862,579)

	Total Cash Flow to Operator		20,826,373	21,077,116	21,646,059	22,099,056	22,937,865	24,862,579

	Discount Rate	8.01%	12,148,051	11,383,093	10,823,908	10,231,401	9,832,649	9,867,789

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		42,730,545	43,232,031	44,369,918	45,275,912

	Reversion
	Net Operating Income						54,219,068	56,384,917
	Average NOI					56,135,838
	Cap Rate	5.75%				5.75%

	Value					976,275,443
	Selling Expense	2.50%				(24,406,886)

	Net Sale Proceeds					951,868,557

	Fee Simple Value Today
	Cash Flow Before Debt Service		42,730,545	43,232,031	44,369,918	45,275,912
	Net Sale Proceeds		—	—	—	951,868,557

	Total		42,730,545	43,232,031	44,369,918	997,144,469
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		865,831,201	891,806,137	918,560,321	946,117,131	974,500,645	1,003,735,664

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			13 Year 13 Jun-2025	14 Year 14 Jun-2026	15 Year 15 Jun-2027	16 Year 16 Jun-2028	17 Year 17 Jun-2029	18 Year 18 Jun-2030

	Total Potential Gross Revenue		102,086,505	103,914,693	108,654,094	112,176,841	115,889,589	118,411,146
	General Vacancy		(564,146)	(292,277)	(1,100,593)	(1,131,121)	(1,145,943)	(847,513)
	Collection Loss		(1,020,864)	(1,039,148)	(1,086,540)	(1,121,770)	(1,158,895)	(1,184,112)

	Effective Gross Revenue		100,501,495	102,583,268	106,466,961	109,923,950	113,584,751	116,379,521

	Operating Expenses
	Payroll		2,900,218	2,987,224	3,076,843	3,169,148	3,264,220	3,362,149
	Cleaning		6,576,626	6,773,926	6,977,142	7,186,455	7,402,051	7,624,111
	Utilities		8,089,047	8,331,720	8,581,669	8,839,120	9,104,293	9,377,424
	Security		1,505,246	1,550,405	1,596,917	1,644,825	1,694,168	1,744,992
	Repairs & Maintenance		3,288,313	3,386,964	3,488,570	3,593,230	3,701,025	3,812,056
	Management Fee		1,005,015	1,025,833	1,064,669	1,099,240	1,135,849	1,163,795
	Professional Fees/Admin		1,879,034	1,935,408	1,993,468	2,053,273	2,114,871	2,178,318
	Real Estate Taxes		16,320,731	16,810,353	17,314,663	17,834,103	18,369,128	18,920,200
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		925,769	953,544	982,149	1,011,612	1,041,961	1,073,221
	Other		0	0	0	0	0	0

	Total Operating Expenses		42,697,966	43,963,344	45,284,057	46,638,973	48,035,533	49,464,233

	Net Operating Income		57,803,529	58,619,924	61,182,904	63,284,977	65,549,218	66,915,288

	Leasing & Capital Costs
	Tenant Improvements		3,442,304	3,828,412	2,961,988	2,247,346	2,085,268	3,465,255
	Leasing Commissions		2,738,454	3,324,233	2,544,360	3,643,130	2,242,507	2,985,877
	PB Work		0	0	0	0	0	0
	Base Building		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		6,180,758	7,152,645	5,506,348	5,890,476	4,327,775	6,451,132

	Cash Flow Before Debt Service		$51,622,771	$51,467,279	$55,676,556	$57,394,501	$61,221,443	$60,464,156

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		100,501,495	102,583,268	106,466,961	109,923,950	113,584,751	116,379,521
	Total Operating Expense		(42,697,966)	(43,963,344)	(45,284,057)	(46,638,973)	(48,035,533)	(49,464,233)

	Net Operating Income		57,803,529	58,619,924	61,182,904	63,284,977	65,549,218	66,915,288
Less:	Total Capital Expenses		(6,180,758)	(7,152,645)	(5,506,348)	(5,890,476)	(4,327,775)	(6,451,132)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		50,544,971	50,389,479	54,598,756	56,316,701	60,143,643	59,386,356
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		50,544,971	50,389,479	54,598,756	56,316,701	60,143,643	59,386,356
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		25,272,486	25,194,740	27,299,378	28,158,351	30,071,822	29,693,178

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		25,272,486	25,194,740	27,299,378	28,158,351	30,071,822	29,693,178
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		26,350,286	26,272,540	28,377,178	29,236,151	31,149,622	30,770,978

	Discount Rate	7.51%	10,285,199	9,538,954	9,583,833	9,184,628	9,102,601	8,364,218

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		51,622,771	51,467,279	55,676,556	57,394,501	61,221,443	60,464,156
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(25,272,486)	(25,194,740)	(27,299,378)	(28,158,351)	(30,071,822)	(29,693,178)

	Total Cash Flow to Operator		25,272,486	25,194,740	27,299,378	28,158,351	30,071,822	29,693,178

	Discount Rate	8.01%	9,287,049	8,572,269	8,599,928	8,213,068	8,121,086	7,424,499

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income		57,803,529
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,033,847,734	1,064,863,166	1,096,809,061	1,129,713,333	1,163,604,733	1,198,512,875

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			19 Year 19 Jun-2031	20 Year 20 Jun-2032	21 Year 21 Jun-2033	22 Year 22 Jun-2034	23 Year 23 Jun-2035	24 Year 24 Jun-2036

	Total Potential Gross Revenue		121,313,818	124,703,109	129,328,803	133,265,161	137,163,746	138,871,487
	General Vacancy		(482,700)	(729,434)	(913,274)	(886,616)	(938,882)	0
	Collection Loss		(1,213,139)	(1,247,030)	(1,293,289)	(1,332,651)	(1,371,638)	(1,388,715)

	Effective Gross Revenue		119,617,979	122,726,645	127,122,240	131,045,894	134,853,226	137,482,772

	Operating Expenses
	Payroll		3,463,012	3,566,904	3,673,910	3,784,128	3,897,650	4,014,581
	Cleaning		7,852,835	8,088,420	8,331,072	8,581,006	8,838,434	9,103,589
	Utilities		9,658,744	9,948,508	10,246,964	10,554,372	10,871,004	11,197,132
	Security		1,797,345	1,851,264	1,906,801	1,964,006	2,022,927	2,083,614
	Repairs & Maintenance		3,926,419	4,044,211	4,165,536	4,290,504	4,419,218	4,551,795
	Management Fee		1,196,179	1,227,267	1,271,222	1,310,459	1,348,532	1,374,829
	Professional Fees/Admin		2,243,667	2,310,977	2,380,308	2,451,715	2,525,267	2,601,024
	Real Estate Taxes		19,487,808	20,072,440	20,674,613	21,294,853	21,933,697	22,591,709
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		1,105,417	1,138,580	1,172,736	1,207,920	1,244,157	1,281,480
	Other		0	0	0	0	0	0

	Total Operating Expenses		50,939,393	52,456,538	54,031,129	55,646,930	57,308,853	59,007,720

	Net Operating Income		68,678,586	70,270,107	73,091,111	75,398,964	77,544,373	78,475,052

	Leasing & Capital Costs
	Tenant Improvements		3,225,328	4,373,071	5,217,191	3,711,818	4,258,354	6,070,230
	Leasing Commissions		3,641,092	4,585,435	3,557,858	3,144,497	3,440,353	5,158,959
	PB Work		0	0	0	0	0	0
	Base Building		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		6,866,420	8,958,506	8,775,049	6,856,315	7,698,707	11,229,189

	Cash Flow Before Debt Service		$61,812,166	$61,311,601	$64,316,062	$68,542,649	$69,845,666	$67,245,863

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		119,617,979	122,726,645	127,122,240	131,045,894	134,853,226	137,482,772
	Total Operating Expense		(50,939,393)	(52,456,538)	(54,031,129)	(55,646,930)	(57,308,853)	(59,007,720)

	Net Operating Income		68,678,586	70,270,107	73,091,111	75,398,964	77,544,373	78,475,052
Less:	Total Capital Expenses		(6,866,420)	(8,958,506)	(8,775,049)	(6,856,315)	(7,698,707)	(11,229,189)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		60,734,366	60,233,801	63,238,262	67,464,849	68,767,866	66,168,063
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		60,734,366	60,233,801	63,238,262	67,464,849	68,767,866	66,168,063
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		30,367,183	30,116,901	31,619,131	33,732,425	34,383,933	33,084,032

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		30,367,183	30,116,901	31,619,131	33,732,425	34,383,933	33,084,032
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		31,444,983	31,194,701	32,696,931	34,810,225	35,461,733	34,161,832

	Discount Rate	7.51%	7,950,725	7,336,815	7,153,277	7,083,962	6,712,753	6,015,244

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		61,812,166	61,311,601	64,316,062	68,542,649	69,845,666	67,245,863
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(30,367,183)	(30,116,901)	(31,619,131)	(33,732,425)	(34,383,933)	(33,084,032)

	Total Cash Flow to Operator		30,367,183	30,116,901	31,619,131	33,732,425	34,383,933	33,084,032

	Discount Rate	8.01%	7,030,256	6,455,547	6,275,218	6,198,443	5,849,877	5,211,536

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,234,468,261	1,271,502,309	1,309,647,378	1,348,936,800	1,389,404,904	1,431,087,051

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			25 Year 25 Jun-2037	26 Year 26 Jun-2038	27 Year 27 Jun-2039	28 Year 28 Jun-2040	29 Year 29 Jun-2041	30 Year 30 Jun-2042

	Total Potential Gross Revenue		145,073,505	151,118,499	155,680,811	158,599,152	162,196,021	166,040,551
	General Vacancy		(1,123,248)	(1,918,544)	(1,696,094)	(785,187)	(650,350)	(386,699)
	Collection Loss		(1,450,736)	(1,511,184)	(1,556,809)	(1,585,992)	(1,621,960)	(1,660,405)

	Effective Gross Revenue		142,499,521	147,688,771	152,427,908	156,227,973	159,923,711	163,993,447

	Operating Expenses
	Payroll		4,135,020	4,259,067	4,386,841	4,518,446	4,653,999	4,793,619
	Cleaning		9,376,695	9,657,997	9,947,737	10,246,169	10,553,554	10,870,161
	Utilities		11,533,047	11,879,040	12,235,408	12,602,473	12,980,546	13,369,963
	Security		2,146,123	2,210,506	2,276,820	2,345,125	2,415,481	2,487,944
	Repairs & Maintenance		4,688,350	4,828,999	4,973,868	5,123,086	5,276,778	5,435,081
	Management Fee		1,424,995	1,476,887	1,524,279	1,562,279	1,599,238	1,639,933
	Professional Fees/Admin		2,679,057	2,759,427	2,842,212	2,927,476	3,015,301	3,105,761
	Real Estate Taxes		23,269,461	23,967,542	24,686,571	25,427,168	26,189,983	26,975,680
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		1,319,926	1,359,524	1,400,308	1,442,319	1,485,588	1,530,156
	Other		0	0	0	0	0	0

	Total Operating Expenses		60,780,641	62,606,956	64,482,011	66,402,508	68,378,435	70,416,265

	Net Operating Income		81,718,880	85,081,815	87,945,897	89,825,465	91,545,276	93,577,182

	Leasing & Capital Costs
	Tenant Improvements		4,340,435	2,691,740	2,322,248	5,361,756	3,725,505	6,738,457
	Leasing Commissions		3,868,494	4,566,786	2,760,743	3,747,991	5,122,295	6,720,526
	PB Work		0	0	0	0	0	0
	Base Building		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		8,208,929	7,258,526	5,082,991	9,109,747	8,847,800	13,458,983

	Cash Flow Before Debt Service		$73,509,951	$77,823,289	$82,862,906	$80,715,718	$82,697,476	$80,118,199

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		142,499,521	147,688,771	152,427,908	156,227,973	159,923,711	163,993,447
	Total Operating Expense		(60,780,641)	(62,606,956)	(64,482,011)	(66,402,508)	(68,378,435)	(70,416,265)

	Net Operating Income		81,718,880	85,081,815	87,945,897	89,825,465	91,545,276	93,577,182
Less:	Total Capital Expenses		(8,208,929)	(7,258,526)	(5,082,991)	(9,109,747)	(8,847,800)	(13,458,983)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		72,432,151	76,745,489	81,785,106	79,637,918	81,619,676	79,040,399
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		72,432,151	76,745,489	81,785,106	79,637,918	81,619,676	79,040,399
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		36,216,076	38,372,745	40,892,553	39,818,959	40,809,838	39,520,200

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		36,216,076	38,372,745	40,892,553	39,818,959	40,809,838	39,520,200
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		37,293,876	39,450,545	41,970,353	40,896,759	41,887,638	40,598,000

	Discount Rate	7.51%	6,108,308	6,010,461	5,947,969	5,391,211	5,136,350	4,630,680

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		73,509,951	77,823,289	82,862,906	80,715,718	82,697,476	80,118,199
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(36,216,076)	(38,372,745)	(40,892,553)	(39,818,959)	(40,809,838)	(39,520,200)

	Total Cash Flow to Operator		36,216,076	38,372,745	40,892,553	39,818,959	40,809,838	39,520,200

	Discount Rate	8.01%	5,282,079	5,181,822	5,112,814	4,609,585	4,374,142	3,921,961

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,474,019,662	1,518,240,252	1,563,787,460	1,610,701,084	1,659,022,116	1,708,792,780

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			31 Year 31 Jun-2043	32 Year 32 Jun-2044	33 Year 33 Jun-2045	34 Year 34 Jun-2046	35 Year 35 Jun-2047	36 Year 36 Jun-2048

	Total Potential Gross Revenue		174,971,236	178,335,457	183,915,900	186,204,902	193,387,008	202,181,300
	General Vacancy		(1,670,088)	(1,593,649)	(1,384,549)	0	(761,487)	(2,524,441)
	Collection Loss		(1,749,713)	(1,783,355)	(1,839,158)	(1,862,050)	(1,933,871)	(2,021,812)

	Effective Gross Revenue		171,551,435	174,958,453	180,692,193	184,342,852	190,691,650	197,635,047

	Operating Expenses
	Payroll		4,937,429	5,085,551	5,238,117	5,395,260	5,557,119	5,723,832
	Cleaning		11,196,264	11,532,154	11,878,116	12,234,461	12,601,496	12,979,538
	Utilities		13,771,060	14,184,193	14,609,720	15,048,011	15,499,451	15,964,435
	Security		2,562,583	2,639,459	2,718,644	2,800,202	2,884,210	2,970,734
	Repairs & Maintenance		5,598,133	5,766,078	5,939,062	6,117,230	6,300,749	6,489,771
	Management Fee		1,715,515	1,749,585	1,806,922	1,843,429	1,906,917	1,976,349
	Professional Fees/Admin		3,198,934	3,294,900	3,393,747	3,495,562	3,600,427	3,708,440
	Real Estate Taxes		27,784,954	28,618,500	29,477,055	30,361,369	31,272,208	32,210,376
	Bid Tax		207,967	207,967	207,967	207,967	207,967	207,967
	Insurance		1,576,060	1,623,342	1,672,043	1,722,203	1,773,869	1,827,086
	Other		0	0	0	0	0	0

	Total Operating Expenses		72,548,899	74,701,729	76,941,393	79,225,694	81,604,413	84,058,528

	Net Operating Income		99,002,536	100,256,724	103,750,800	105,117,158	109,087,237	113,576,519

	Leasing & Capital Costs
	Tenant Improvements		6,648,905	4,223,562	5,740,603	8,241,031	7,118,958	3,524,039
	Leasing Commissions		2,846,508	5,516,134	4,799,595	6,498,725	6,341,772	6,079,604
	PB Work		0	0	0	0	0	0
	Base Building		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		9,495,413	9,739,696	10,540,198	14,739,756	13,460,730	9,603,643

	Cash Flow Before Debt Service		$89,507,123	$90,517,028	$93,210,602	$90,377,402	$95,626,507	$103,972,876

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		171,551,435	174,958,453	180,692,193	184,342,852	190,691,650	197,635,047
	Total Operating Expense		(72,548,899)	(74,701,729)	(76,941,393)	(79,225,694)	(81,604,413)	(84,058,528)

	Net Operating Income		99,002,536	100,256,724	103,750,800	105,117,158	109,087,237	113,576,519
Less:	Total Capital Expenses		(9,495,413)	(9,739,696)	(10,540,198)	(14,739,756)	(13,460,730)	(9,603,643)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		88,429,323	89,439,228	92,132,802	89,299,602	94,548,707	102,895,076
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		88,429,323	89,439,228	92,132,802	89,299,602	94,548,707	102,895,076
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		44,214,662	44,719,614	46,066,401	44,649,801	47,274,354	51,447,538

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		44,214,662	44,719,614	46,066,401	44,649,801	47,274,354	51,447,538
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		45,292,462	45,797,414	47,144,201	45,727,601	48,352,154	52,525,338

	Discount Rate	7.51%	4,805,486	4,519,847	4,327,951	3,904,846	3,840,720	3,880,940

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		89,507,123	90,517,028	93,210,602	90,377,402	95,626,507	103,972,876
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(44,214,662)	(44,719,614)	(46,066,401)	(44,649,801)	(47,274,354)	(51,447,538)

	Total Cash Flow to Operator		44,214,662	44,719,614	46,066,401	44,649,801	47,274,354	51,447,538

	Discount Rate	8.01%	4,062,624	3,804,473	3,628,581	3,256,329	3,192,203	3,216,515

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,760,056,563	1,812,858,260	1,867,244,008	1,923,261,328	1,980,959,168	2,040,387,943

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			37 Year 37 Jun-2049	38 Year 38 Jun-2050	39 Year 39 Jun-2051	40 Jun-2052	41 Jun-2053	42 Jun-2054

	Total Potential Gross Revenue		210,213,799	212,585,131	218,573,330
	General Vacancy		(3,415,878)	(1,185,761)	(783,346)
	Collection Loss		(2,102,137)	(2,125,852)	(2,185,733)
						3.00%	3.00%	3.00%

	Effective Gross Revenue		204,695,784	209,273,518	215,604,251	222,072,379	228,734,550	235,596,586

	Operating Expenses
	Payroll		5,895,548	6,072,412	6,254,587
	Cleaning		13,368,927	13,769,993	14,183,094
	Utilities		16,443,367	16,936,668	17,444,770
	Security		3,059,857	3,151,654	3,246,203
	Repairs & Maintenance		6,684,466	6,884,998	7,091,547
	Management Fee		2,046,959	2,092,735	2,156,043
	Professional Fees/Admin		3,819,694	3,934,284	4,052,313
	Real Estate Taxes		33,176,686	34,171,986	35,197,146
	Bid Tax		207,967	207,967	207,967
	Insurance		1,881,900	1,938,355	1,996,506
	Other		0	0	0
						3.00%	3.00%	3.00%

	Total Operating Expenses		86,585,371	89,161,052	91,830,176	94,585,081	97,422,634	100,345,313

	Net Operating Income		118,110,413	120,112,466	123,774,075	127,487,297	131,311,916	135,251,274

	Leasing & Capital Costs
	Tenant Improvements		1,806,258	5,878,441	6,676,106
	Leasing Commissions		2,929,366	5,259,944	5,787,643
	PB Work		0	0	0
	Base Building		0	0	0
	Capital Improvements		0	0	0
							3.00%	3.00%

	Total Leasing & Capital Costs		4,735,624	11,138,385	12,463,749	8,487,481	8,742,106	9,004,369

	Cash Flow Before Debt Service		$113,374,789	$108,974,081	$111,310,326	118,999,816	122,569,810	126,246,905

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		204,695,784	209,273,518	215,604,251	222,072,379	228,734,550	235,596,586
	Total Operating Expense		(86,585,371)	(89,161,052)	(91,830,176)	(94,585,081)	(97,422,634)	(100,345,313)

	Net Operating Income		118,110,413	120,112,466	123,774,075	127,487,297	131,311,916	135,251,274
Less:	Total Capital Expenses		(4,735,624)	(11,138,385)	(12,463,749)	(8,487,481)	(8,742,106)	(9,004,369)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		112,296,989	107,896,281	110,232,526	117,922,016	121,492,010	125,169,105
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		112,296,989	107,896,281	110,232,526	117,922,016	121,492,010	125,169,105
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		56,148,495	53,948,141	55,116,263	58,961,008	60,746,005	62,584,552

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		56,148,495	53,948,141	55,116,263	58,961,008	60,746,005	62,584,552
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		57,226,295	55,025,941	56,194,063	60,038,808	61,823,805	63,662,352

	Discount Rate	7.51%	3,933,101	3,517,858	3,341,739	3,321,127	3,181,123	3,047,045

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		113,374,789	108,974,081	111,310,326	118,999,816	122,569,810	126,246,905
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(56,148,495)	(53,948,141)	(55,116,263)	(58,961,008)	(60,746,005)	(62,584,552)

	Total Cash Flow to Operator		56,148,495	53,948,141	55,116,263	58,961,008	60,746,005	62,584,552

	Discount Rate	8.01%	3,250,239	2,891,410	2,735,075	2,709,009	2,584,160	2,465,046

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,101,599,581	2,164,647,569	2,229,586,996	2,296,474,606	2,365,368,844	2,436,329,909

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			43 Jun-2055	44 Jun-2056	45 Jun-2057	46 Jun-2058	47 Jun-2059	48 Jun-2060

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		242,664,484	249,944,418	257,442,751	265,166,034	273,121,015	281,314,645
	Operating Expenses
	Payroll
	Cleaning
	Utilities
	Security
	Repairs & Maintenance
	Management Fee
	Professional Fees/Admin
	Real Estate Taxes
	Bid Tax
	Insurance
	Other
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		103,355,672	106,456,342	109,650,033	112,939,534	116,327,720	119,817,551
	Net Operating Income		139,308,812	143,488,076	147,792,719	152,226,500	156,793,295	161,497,094
	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	PB Work
	Base Building
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		9,274,500	9,552,735	9,839,317	10,134,496	10,438,531	10,751,687
	Cash Flow Before Debt Service		130,034,312	133,935,341	137,953,402	142,092,004	146,354,764	150,745,407

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		242,664,484	249,944,418	257,442,751	265,166,034	273,121,015	281,314,645
	Total Operating Expense		(103,355,672)	(106,456,342)	(109,650,033)	(112,939,534)	(116,327,720)	(119,817,551)

	Net Operating Income		139,308,812	143,488,076	147,792,719	152,226,500	156,793,295	161,497,094
Less:	Total Capital Expenses		(9,274,500)	(9,552,735)	(9,839,317)	(10,134,496)	(10,438,531)	(10,751,687)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		128,956,512	132,857,541	136,875,602	141,014,204	145,276,964	149,667,607
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		128,956,512	132,857,541	136,875,602	141,014,204	145,276,964	149,667,607
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		64,478,256	66,428,771	68,437,801	70,507,102	72,638,482	74,833,803

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		64,478,256	66,428,771	68,437,801	70,507,102	72,638,482	74,833,803
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		65,556,056	67,506,571	69,515,601	71,584,902	73,716,282	75,911,603

	Discount Rate	7.51%	2,918,638	2,795,663	2,677,888	2,565,092	2,457,063	2,353,598

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		130,034,312	133,935,341	137,953,402	142,092,004	146,354,764	150,745,407
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(64,478,256)	(66,428,771)	(68,437,801)	(70,507,102)	(72,638,482)	(74,833,803)

	Total Cash Flow to Operator		64,478,256	66,428,771	68,437,801	70,507,102	72,638,482	74,833,803

	Discount Rate	8.01%	2,351,404	2,242,985	2,139,549	2,040,870	1,946,728	1,856,917

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,509,419,806	2,584,702,401	2,662,243,473	2,742,110,777	2,824,374,100	2,909,105,323

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			49 Jun-2061	50 Jun-2062	51 Jun-2063	52 Jun-2064	53 Jun-2065	54 Jun-2066

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		289,754,084	298,446,707	307,400,108	316,622,111	326,120,775	335,904,398
	Operating Expenses
	Payroll
	Cleaning
	Utilities
	Security
	Repairs & Maintenance
	Management Fee
	Professional Fees/Admin
	Real Estate Taxes
	Bid Tax
	Insurance
	Other
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		123,412,078	127,114,440	130,927,873	134,855,709	138,901,381	143,068,422
	Net Operating Income		166,342,007	171,332,267	176,472,235	181,766,402	187,219,394	192,835,976
	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	PB Work
	Base Building
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		11,074,238	11,406,465	11,748,659	12,101,119	12,464,152	12,838,077
	Cash Flow Before Debt Service		155,267,769	159,925,802	164,723,576	169,665,283	174,755,242	179,997,899

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		289,754,084	298,446,707	307,400,108	316,622,111	326,120,775	335,904,398
	Total Operating Expense		(123,412,078)	(127,114,440)	(130,927,873)	(134,855,709)	(138,901,381)	(143,068,422)

	Net Operating Income		166,342,007	171,332,267	176,472,235	181,766,402	187,219,394	192,835,976
Less:	Total Capital Expenses		(11,074,238)	(11,406,465)	(11,748,659)	(12,101,119)	(12,464,152)	(12,838,077)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		154,189,969	158,848,002	163,645,776	168,587,483	173,677,442	178,920,099
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		154,189,969	158,848,002	163,645,776	168,587,483	173,677,442	178,920,099
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		77,094,984	79,424,001	81,822,888	84,293,742	86,838,721	89,460,049

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		77,094,984	79,424,001	81,822,888	84,293,742	86,838,721	89,460,049
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		78,172,784	80,501,801	82,900,688	85,371,542	87,916,521	90,537,849

	Discount Rate	7.51%	2,254,504	2,159,596	2,068,694	1,981,630	1,898,241	1,818,370

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		155,267,769	159,925,802	164,723,576	169,665,283	174,755,242	179,997,899
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(77,094,984)	(79,424,001)	(81,822,888)	(84,293,742)	(86,838,721)	(89,460,049)

	Total Cash Flow to Operator		77,094,984	79,424,001	81,822,888	84,293,742	86,838,721	89,460,049

	Discount Rate	8.01%	1,771,238	1,689,502	1,611,528	1,537,144	1,466,185	1,398,494

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,996,378,483	3,086,269,837	3,178,857,932	3,274,223,670	3,372,450,380	3,473,623,892

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			55 Jun-2067	56 Jun-2068	57 Jun-2069	58 Jun-2070	59 Jun-2071	60 Jun-2072

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		345,981,530	356,360,976	367,051,805	378,063,359	389,405,260	401,087,418
	Operating Expenses
	Payroll
	Cleaning
	Utilities
	Security
	Repairs & Maintenance
	Management Fee
	Professional Fees/Admin
	Real Estate Taxes
	Bid Tax
	Insurance
	Other
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		147,360,475	151,781,289	156,334,728	161,024,769	165,855,513	170,831,178
	Net Operating Income		198,621,055	204,579,687	210,717,077	217,038,590	223,549,747	230,256,240
	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	PB Work
	Base Building
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		13,223,219	13,619,916	14,028,513	14,449,369	14,882,850	15,329,335
	Cash Flow Before Debt Service		185,397,836	190,959,771	196,688,564	202,589,221	208,666,898	214,926,905

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		345,981,530	356,360,976	367,051,805	378,063,359	389,405,260	401,087,418
	Total Operating Expense		(147,360,475)	(151,781,289)	(156,334,728)	(161,024,769)	(165,855,513)	(170,831,178)

	Net Operating Income		198,621,055	204,579,687	210,717,077	217,038,590	223,549,747	230,256,240
Less:	Total Capital Expenses		(13,223,219)	(13,619,916)	(14,028,513)	(14,449,369)	(14,882,850)	(15,329,335)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		184,320,036	189,881,971	195,610,764	201,511,421	207,589,098	213,849,105
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		184,320,036	189,881,971	195,610,764	201,511,421	207,589,098	213,849,105
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		92,160,018	94,940,986	97,805,382	100,755,711	103,794,549	106,924,552

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		92,160,018	94,940,986	97,805,382	100,755,711	103,794,549	106,924,552
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		93,237,818	96,018,786	98,883,182	101,833,511	104,872,349	108,002,352

	Discount Rate	7.51%	1,741,869	1,668,595	1,598,412	1,531,187	1,466,796	1,405,120

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		185,397,836	190,959,771	196,688,564	202,589,221	208,666,898	214,926,905
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(92,160,018)	(94,940,986)	(97,805,382)	(100,755,711)	(103,794,549)	(106,924,552)

	Total Cash Flow to Operator		92,160,018	94,940,986	97,805,382	100,755,711	103,794,549	106,924,552

	Discount Rate	8.01%	1,333,921	1,272,323	1,213,564	1,157,513	1,104,045	1,053,042

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		3,577,832,609	3,685,167,587	3,795,722,614	3,909,594,293	4,026,882,122	4,147,688,585

One Grand Central Place

Long-term DCF Method Estimate

For the Years Ending			61 Jun-2073	62 Jun-2074	63 Jun-2075	64 Jun-2076	65 Jun-2077	66 Jun-2078

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		413,120,040	425,513,642	438,279,051	451,427,422	464,970,245	478,919,352
	Operating Expenses
	Payroll
	Cleaning
	Utilities
	Security
	Repairs & Maintenance
	Management Fee
	Professional Fees/Admin
	Real Estate Taxes
	Bid Tax
	Insurance
	Other
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		175,956,113	181,234,797	186,671,841	192,271,996	198,040,156	203,981,360
	Net Operating Income		237,163,927	244,278,845	251,607,210	259,155,426	266,930,089	274,937,992
	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	PB Work
	Base Building
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		15,789,215	16,262,892	16,750,778	17,253,302	17,770,901	18,304,028
	Cash Flow Before Debt Service		221,374,712	228,015,953	234,856,432	241,902,125	249,159,188	256,633,964

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		413,120,040	425,513,642	438,279,051	451,427,422	464,970,245	478,919,352
	Total Operating Expense		(175,956,113)	(181,234,797)	(186,671,841)	(192,271,996)	(198,040,156)	(203,981,360)

	Net Operating Income		237,163,927	244,278,845	251,607,210	259,155,426	266,930,089	274,937,992
Less:	Total Capital Expenses		(15,789,215)	(16,262,892)	(16,750,778)	(17,253,302)	(17,770,901)	(18,304,028)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		220,296,912	226,938,153	233,778,632	240,824,325	248,081,388	255,556,164
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		220,296,912	226,938,153	233,778,632	240,824,325	248,081,388	255,556,164
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		110,148,456	113,469,077	116,889,316	120,412,162	124,040,694	127,778,082

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	24,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800
	Overage Rent		110,148,456	113,469,077	116,889,316	120,412,162	124,040,694	127,778,082
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		111,226,256	114,546,877	117,967,116	121,489,962	125,118,494	128,855,882

	Discount Rate	7.51%	1,346,043	1,289,455	1,235,251	1,183,330	1,133,596	1,085,957

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		221,374,712	228,015,953	234,856,432	241,902,125	249,159,188	256,633,964
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)
	Overage Rent		(110,148,456)	(113,469,077)	(116,889,316)	(120,412,162)	(124,040,694)	(127,778,082)

	Total Cash Flow to Operator		110,148,456	113,469,077	116,889,316	120,412,162	124,040,694	127,778,082

	Discount Rate	8.01%	1,004,391	957,984	913,717	871,492	831,215	792,796

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		4,272,119,243	4,400,282,820	4,532,291,305	4,668,260,044	4,808,307,845	4,952,557,081

One Grand Central Place

Long-term DCF Method Estimate

			67	68	69	70	71	71.25
For the Years Ending			Jun-2079	Jun-2080	Jun-2081	Jun-2082	Jun-2083	Sep-2083

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		493,286,933	508,085,541	523,328,107	539,027,950	555,198,789	571,854,752
	Operating Expenses
	Payroll
	Cleaning
	Utilities
	Security
	Repairs & Maintenance
	Management Fee
	Professional Fees/Admin
	Real Estate Taxes
	Bid Tax
	Insurance
	Other
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		210,100,801	216,403,825	222,895,940	229,582,818	236,470,303	243,564,412
	Net Operating Income		283,186,132	291,681,716	300,432,167	309,445,132	318,728,486	328,290,341
	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	PB Work
	Base Building
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		18,853,149	19,418,743	20,001,306	20,601,345	21,219,385	21,855,967
	Cash Flow Before Debt Service		264,332,983	272,262,972	280,430,862	288,843,788	297,509,101	306,434,374

	Fixed Rents
	Basic Rent		24,000	24,000	24,000	24,000	24,000	24,000
	Primary Additional Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	1,053,800

	Total Fixed Rent		1,077,800	1,077,800	1,077,800	1,077,800	1,077,800	1,077,800

	Overage Rent
	Total Income		493,286,933	508,085,541	523,328,107	539,027,950	555,198,789	571,854,752
	Total Operating Expense		(210,100,801)	(216,403,825)	(222,895,940)	(229,582,818)	(236,470,303)	(243,564,412)

	Net Operating Income		283,186,132	291,681,716	300,432,167	309,445,132	318,728,486	328,290,341
Less:	Total Capital Expenses		(18,853,149)	(19,418,743)	(20,001,306)	(20,601,345)	(21,219,385)	(21,855,967)
Less:	Total Fixed Rent		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)

	Income Subject to Ovg Rent		263,255,183	271,185,172	279,353,062	287,765,988	296,431,301	305,356,574
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		263,255,183	271,185,172	279,353,062	287,765,988	296,431,301	305,356,574
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		131,627,591	135,592,586	139,676,531	143,882,994	148,215,651	152,678,287

PV to Fee
	Basic rent		24,000	24,000	24,000	24,000	24,000	6,000
	Additional/Primary Rent		1,053,800	1,053,800	1,053,800	1,053,800	1,053,800	263,450
	Overage Rent		131,627,591	135,592,586	139,676,531	143,882,994	148,215,651	38,169,572
	Future Fee Simple Value (see below)							5,783,955,186

	Total Cash Flow to Fee		132,705,391	136,670,386	140,754,331	144,960,794	149,293,451	5,822,394,208

	Discount Rate	7.51%	1,040,323	996,610	954,738	914,627	876,205	33,559,025

	PV to Fee	392,000,000

PV to Operator
	Cash Flow Before Debt Service		264,332,983	272,262,972	280,430,862	288,843,788	297,509,101	76,608,594
	Fixed Rents		(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(1,077,800)	(269,450)
	Overage Rent		(131,627,591)	(135,592,586)	(139,676,531)	(143,882,994)	(148,215,651)	(38,169,572)

	Total Cash Flow to Operator		131,627,591	135,592,586	139,676,531	143,882,994	148,215,651	38,169,572

	Discount Rate	8.01%	756,150	721,196	687,855	656,053	625,720	158,067

	PV to Operator	312,000,000

	Combined Value	704,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	704,000,000

	Future Fee Simple Value
	Fee Simple Value Today	704,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		5,101,133,793	5,254,167,807	5,411,792,841	5,574,146,626	5,741,371,025	5,783,955,186

250 W57th Street

Long-term DCF Method Estimate

			1	2	3	4	5	6
			Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
For the Years Ending			Jun-2013	Jun-2014	Jun-2015	Jun-2016	Jun-2017	Jun-2018

	Total Potential Gross Revenue		26,873,183	30,992,908	34,439,954	36,351,015	37,988,233	39,209,163
	General Vacancy		0	0	(395,210)	(511,003)	(712,196)	(665,325)
	Collection Loss		(268,731)	(309,929)	(344,400)	(363,511)	(379,882)	(392,090)

	Effective Gross Revenue		26,604,452	30,682,979	33,700,344	35,476,501	36,896,155	38,151,748

	Operating Expenses
	Professional Fees		657,107	629,726	648,620	668,076	688,120	708,764
	Cleaning		2,153,001	2,217,589	2,284,117	2,352,641	2,423,221	2,495,917
	Insurance		284,689	293,229	302,025	311,087	320,419	330,031
	Payroll/Labor Cost		1,019,700	1,050,291	1,081,800	1,114,253	1,147,682	1,182,112
	Utilities		2,327,254	2,397,071	2,468,983	2,543,051	2,619,344	2,697,924
	Repairs and Mainte		930,901	958,829	987,592	1,017,221	1,047,737	1,079,170
	Security		328,553	338,410	348,562	359,018	369,790	380,882
	Real Estate Taxes		4,534,457	4,670,492	4,810,605	4,954,923	5,103,572	5,256,678
	Management Fee		266,046	306,830	337,003	354,765	368,962	381,517
	Licenses and Permits		136,897	141,003	145,236	149,591	154,079	158,700

	Total Operating Expenses		12,638,605	13,003,470	13,414,543	13,824,626	14,242,926	14,671,695

	Net Operating Income		13,965,847	17,679,509	20,285,801	21,651,875	22,653,229	23,480,053

	Leasing & Capital Costs
	Tenant Improvement		911,678	1,199,380	885,471	636,582	695,959	325,242
	Leasing Commission		452,978	2,763,337	550,618	751,509	444,308	491,372
	Base Building Cost		250,000	329,600	371,316	382,454	450,204	510,081
	Capital Improvements		11,431,433	5,408,715	1,328,404	1,726,549	605,777	556,725

	Total Leasing & Capital Costs		13,046,089	9,701,032	3,135,809	3,497,094	2,196,248	1,883,420

	Cash Flow Before Debt Service		$919,758	$7,978,477	$17,149,992	$18,154,781	$20,456,981	$21,596,633

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		26,604,452	30,682,979	33,700,344	35,476,501	36,896,155	38,151,748
	Total Operating Expense		(12,638,605)	(13,003,470)	(13,414,543)	(13,824,626)	(14,242,926)	(14,671,695)

	Net Operating Income		13,965,847	17,679,509	20,285,801	21,651,875	22,653,229	23,480,053
Less:	Total Capital Expenses		(13,046,089)	(9,701,032)	(3,135,809)	(3,497,094)	(2,196,248)	(1,883,420)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		139,758	7,198,477	16,369,992	17,374,781	19,676,981	20,816,633
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		139,758	7,198,477	16,369,992	17,374,781	19,676,981	20,816,633
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		69,879	3,599,239	8,184,996	8,687,391	9,838,491	10,408,317

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		69,879	3,599,239	8,184,996	8,687,391	9,838,491	10,408,317
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		849,879	4,379,239	8,964,996	9,467,391	10,618,491	11,188,317

	Discount Rate	7.86%	787,946	3,764,244	7,144,451	6,995,015	7,273,789	7,105,624

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		919,758	7,978,477	17,149,992	18,154,781	20,456,981	21,596,633
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(69,879)	(3,599,239)	(8,184,996)	(8,687,391)	(9,838,491)	(10,408,317)

	Total Cash Flow to Operator		69,879	3,599,239	8,184,996	8,687,391	9,838,491	10,408,317

	Discount Rate	8.36%	64,488	3,065,298	6,432,969	6,301,056	6,585,420	6,429,342

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		919,758	7,978,477	17,149,992	18,154,781	20,456,981	21,596,633

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service		919,758	7,978,477	17,149,992	18,154,781	20,456,981	21,596,633
	Net Sale Proceeds		—	—	—	—	—	—

	Total		919,758	7,978,477	17,149,992	18,154,781	20,456,981	21,596,633
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		371,830,000	382,984,900	394,474,447	406,308,680	418,497,941	431,052,879

250 W57th Street

Long-term DCF Method Estimate

For the Years Ending			7 Year 7 Jun-2019	8 Year 8 Jun-2020	9 Year 9 Jun-2021	10 Year 10 Jun-2022	11 Year 11 Jun-2023	12 Year 12 Jun-2024

	Total Potential Gross Revenue		38,707,828	41,119,778	43,284,791	47,345,430	47,443,167	49,009,574
	General Vacancy		0	(646,912)	(10,416)	(1,010,071)	(490,435)	0
	Collection Loss		(387,080)	(411,196)	(432,849)	(473,455)	(474,431)	(490,095)

	Effective Gross Revenue		38,320,748	40,061,670	42,841,526	45,861,904	46,478,301	48,519,479

	Operating Expenses
	Professional Fees		730,027	751,927	774,484	797,720	821,651	846,300
	Cleaning		2,570,796	2,647,919	2,727,355	2,809,176	2,893,452	2,980,256
	Insurance		339,933	350,130	360,634	371,452	382,597	394,076
	Payroll/Labor Cost		1,217,576	1,254,103	1,291,725	1,330,476	1,370,391	1,411,503
	Utilities		2,778,862	2,862,228	2,948,095	3,036,537	3,127,632	3,221,463
	Repairs and Mainte		1,111,545	1,144,891	1,179,237	1,214,615	1,251,052	1,288,585
	Security		392,309	404,079	416,201	428,688	441,547	454,795
	Real Estate Taxes		5,414,379	5,576,810	5,771,217	5,974,074	6,153,297	6,337,895
	Management Fee		383,207	400,616	428,416	458,618	464,784	485,194
	Licenses and Permits		163,464	168,365	173,417	178,620	183,979	189,496

	Total Operating Expenses		15,102,098	15,561,068	16,070,781	16,599,976	17,090,382	17,609,563

	Net Operating Income		23,218,650	24,500,602	26,770,745	29,261,928	29,387,919	30,909,916

	Leasing & Capital Costs
	Tenant Improvement		2,381,175	916,727	751,886	514,565	1,422,236	1,430,650
	Leasing Commission		1,458,206	1,040,651	2,627,585	314,632	1,236,345	2,701,968
	Base Building Cost		620,906	430,456	544,712	508,861	0	0
	Capital Improvements		615,934	1,269,304	862,576	0	0	0

	Total Leasing & Capital Costs		5,076,221	3,657,138	4,786,759	1,338,058	2,658,581	4,132,618

	Cash Flow Before Debt Service		$18,142,429	$20,843,464	$21,983,986	$27,923,870	$26,729,338	$26,777,298

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		38,320,748	40,061,670	42,841,526	45,861,904	46,478,301	48,519,479
	Total Operating Expense		(15,102,098)	(15,561,068)	(16,070,781)	(16,599,976)	(17,090,382)	(17,609,563)

	Net Operating Income		23,218,650	24,500,602	26,770,745	29,261,928	29,387,919	30,909,916
Less:	Total Capital Expenses		(5,076,221)	(3,657,138)	(4,786,759)	(1,338,058)	(2,658,581)	(4,132,618)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		17,362,429	20,063,464	21,203,986	27,143,870	25,949,338	25,997,298
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		17,362,429	20,063,464	21,203,986	27,143,870	25,949,338	25,997,298
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		8,681,215	10,031,732	10,601,993	13,571,935	12,974,669	12,998,649

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		8,681,215	10,031,732	10,601,993	13,571,935	12,974,669	12,998,649
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		9,461,215	10,811,732	11,381,993	14,351,935	13,754,669	13,778,649

	Discount Rate	7.86%	5,570,882	5,902,173	5,760,691	6,734,515	5,983,917	5,557,528

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		18,142,429	20,843,464	21,983,986	27,923,870	26,729,338	26,777,298
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(8,681,215)	(10,031,732)	(10,601,993)	(13,571,935)	(12,974,669)	(12,998,649)

	Total Cash Flow to Operator		8,681,215	10,031,732	10,601,993	13,571,935	12,974,669	12,998,649

	Discount Rate	8.36%	4,948,773	5,277,448	5,147,147	6,080,675	5,364,600	4,959,870

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		18,142,429	20,843,464	21,983,986	27,923,870

	Reversion
	Net Operating Income						29,387,919	30,909,916

	Average NOI					30,823,091
	Cap Rate	6.00%				6.00%

	Value					513,718,189
	Selling Expense	2.50%				(12,842,955)

	Net Sale Proceeds					500,875,234

	Fee Simple Value Today
	Cash Flow Before Debt Service		18,142,429	20,843,464	21,983,986	27,923,870
	Net Sale Proceeds		—	—	—	500,875,234

	Total		18,142,429	20,843,464	21,983,986	528,799,104
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		443,984,465	457,303,999	471,023,119	485,153,813	499,708,427	514,699,680

250 W57th Street

Long-term DCF Method Estimate

For the Years Ending			13 Year 13 Jun-2025	14 Year 14 Jun-2026	15 Year 15 Jun-2027	16 Year 16 Jun-2028	17 Year 17 Jun-2029	18 Year 18 Jun-2030

	Total Potential Gross Revenue		51,432,244	53,185,609	55,039,381	57,189,835	56,792,346	59,191,560
	General Vacancy		(605,256)	(714,602)	(1,050,360)	(1,141,575)	(192,664)	(417,410)
	Collection Loss		(514,323)	(531,856)	(550,393)	(571,899)	(567,924)	(591,915)

	Effective Gross Revenue		50,312,665	51,939,151	53,438,628	55,476,361	56,031,758	58,182,235

	Operating Expenses
	Professional Fees		871,690	897,840	924,776	952,519	981,094	1,010,527
	Cleaning		3,069,662	3,161,753	3,256,606	3,354,303	3,454,933	3,558,581
	Insurance		405,897	418,072	430,618	443,533	456,841	470,545
	Payroll/Labor Cost		1,453,849	1,497,464	1,542,387	1,588,660	1,636,320	1,685,409
	Utilities		3,318,107	3,417,648	3,520,179	3,625,786	3,734,556	3,846,596
	Repairs and Mainte		1,327,243	1,367,059	1,408,070	1,450,313	1,493,823	1,538,638
	Security		468,437	482,492	496,966	511,874	527,232	543,047
	Real Estate Taxes		6,528,032	6,723,873	6,925,588	7,133,357	7,347,358	7,567,778
	Management Fee		503,126	519,392	534,386	554,764	560,317	581,822
	Licenses and Permits		195,183	201,037	207,070	213,280	219,680	226,270

	Total Operating Expenses		18,141,226	18,686,630	19,246,646	19,828,389	20,412,154	21,029,213

	Net Operating Income		32,171,439	33,252,521	34,191,982	35,647,972	35,619,604	37,153,022

	Leasing & Capital Costs
	Tenant Improvement		1,365,052	709,304	1,054,976	584,669	2,459,145	2,046,876
	Leasing Commission		1,158,321	1,000,682	753,802	522,838	1,814,816	1,601,259
	Base Building Cost		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		2,523,373	1,709,986	1,808,778	1,107,507	4,273,961	3,648,135

	Cash Flow Before Debt Service		$29,648,066	$31,542,535	$32,383,204	$34,540,465	$31,345,643	$33,504,887

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		50,312,665	51,939,151	53,438,628	55,476,361	56,031,758	58,182,235
	Total Operating Expense		(18,141,226)	(18,686,630)	(19,246,646)	(19,828,389)	(20,412,154)	(21,029,213)

	Net Operating Income		32,171,439	33,252,521	34,191,982	35,647,972	35,619,604	37,153,022
Less:	Total Capital Expenses		(2,523,373)	(1,709,986)	(1,808,778)	(1,107,507)	(4,273,961)	(3,648,135)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		28,868,066	30,762,535	31,603,204	33,760,465	30,565,643	32,724,887
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		28,868,066	30,762,535	31,603,204	33,760,465	30,565,643	32,724,887
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		14,434,033	15,381,268	15,801,602	16,880,233	15,282,822	16,362,444

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		14,434,033	15,381,268	15,801,602	16,880,233	15,282,822	16,362,444
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		15,214,033	16,161,268	16,581,602	17,660,233	16,062,822	17,142,444

	Discount Rate	7.86%	5,689,301	5,603,116	5,329,915	5,262,956	4,438,076	4,391,220

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		29,648,066	31,542,535	32,383,204	34,540,465	31,345,643	33,504,887
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(14,434,033)	(15,381,268)	(15,801,602)	(16,880,233)	(15,282,822)	(16,362,444)

	Total Cash Flow to Operator		14,434,033	15,381,268	15,801,602	16,880,233	15,282,822	16,362,444

	Discount Rate	8.36%	5,082,656	4,998,344	4,738,776	4,671,695	3,903,288	3,856,614

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income		32,171,439

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		530,140,671	546,044,891	562,426,237	579,299,025	596,677,995	614,578,335

250 W57th Street

Long-term DCF Method Estimate

For the Years Ending			19 Year 19 Jun-2031	20 Year 20 Jun-2032	21 Year 21 Jun-2033	22 Year 22 Jun-2034	23 Year 23 Jun-2035	24 Year 24 Jun-2036

	Total Potential Gross Revenue		60,377,218	64,534,353	64,663,285	66,049,201	69,062,814	71,677,735
	General Vacancy		(652)	(1,508,907)	(845,945)	(78,267)	(506,703)	(732,123)
	Collection Loss		(603,773)	(645,344)	(646,632)	(660,492)	(690,628)	(716,777)

	Effective Gross Revenue		59,772,793	62,380,102	63,170,708	65,310,442	67,865,483	70,228,835

	Operating Expenses
	Professional Fees		1,040,843	1,072,067	1,104,230	1,137,358	1,171,476	1,206,624
	Cleaning		3,665,340	3,775,297	3,888,557	4,005,216	4,125,370	4,249,130
	Insurance		484,664	499,201	514,178	529,604	545,492	561,856
	Payroll/Labor Cost		1,735,970	1,788,051	1,841,691	1,896,944	1,953,851	2,012,466
	Utilities		3,961,992	4,080,852	4,203,277	4,329,377	4,459,258	4,593,035
	Repairs and Mainte		1,584,796	1,632,341	1,681,311	1,731,752	1,783,702	1,837,212
	Security		559,340	576,119	593,402	611,206	629,541	648,428
	Real Estate Taxes		7,794,812	8,028,656	8,269,515	8,517,601	8,773,129	9,036,324
	Management Fee		597,727	623,802	631,708	653,104	678,654	702,288
	Licenses and Permits		233,058	240,049	247,252	254,669	262,309	270,180

	Total Operating Expenses		21,658,542	22,316,435	22,975,121	23,666,831	24,382,782	25,117,543

	Net Operating Income		38,114,251	40,063,667	40,195,587	41,643,611	43,482,701	45,111,292

	Leasing & Capital Costs
	Tenant Improvement		1,098,268	363,577	1,975,871	1,567,274	1,970,656	1,467,928
	Leasing Commission		3,699,564	309,064	1,453,857	3,730,948	1,726,233	1,331,132
	Base Building Cost		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		4,797,832	672,641	3,429,728	5,298,222	3,696,889	2,799,060

	Cash Flow Before Debt Service		$33,316,419	$39,391,026	$36,765,859	$36,345,389	$39,785,812	$42,312,232

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		59,772,793	62,380,102	63,170,708	65,310,442	67,865,483	70,228,835
	Total Operating Expense		(21,658,542)	(22,316,435)	(22,975,121)	(23,666,831)	(24,382,782)	(25,117,543)

	Net Operating Income		38,114,251	40,063,667	40,195,587	41,643,611	43,482,701	45,111,292
Less:	Total Capital Expenses		(4,797,832)	(672,641)	(3,429,728)	(5,298,222)	(3,696,889)	(2,799,060)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		32,536,419	38,611,026	35,985,859	35,565,389	39,005,812	41,532,232
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		32,536,419	38,611,026	35,985,859	35,565,389	39,005,812	41,532,232
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		16,268,210	19,305,513	17,992,930	17,782,695	19,502,906	20,766,116

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		16,268,210	19,305,513	17,992,930	17,782,695	19,502,906	20,766,116
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		17,048,210	20,085,513	18,772,930	18,562,695	20,282,906	21,546,116

	Discount Rate	7.86%	4,048,842	4,422,569	3,832,334	3,513,273	3,559,103	3,505,250

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		33,316,419	39,391,026	36,765,859	36,345,389	39,785,812	42,312,232
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(16,268,210)	(19,305,513)	(17,992,930)	(17,782,695)	(19,502,906)	(20,766,116)

	Total Cash Flow to Operator		16,268,210	19,305,513	17,992,930	17,782,695	19,502,906	20,766,116

	Discount Rate	8.36%	3,538,578	3,875,265	3,333,135	3,040,042	3,076,893	3,023,426

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		633,015,685	652,006,156	671,566,340	691,713,331	712,464,731	733,838,672

250 W57th Street

Long-term DCF Method Estimate

			25	26	27	28	29	30
For the Years Ending			Year 25 Jun-2037	Year 26 Jun-2038	Year 27 Jun-2039	Year 28 Jun-2040	Year 29 Jun-2041	Year 30 Jun-2042

	Total Potential Gross Revenue		74,343,527	77,392,216	76,987,856	79,846,653	81,929,265	86,716,762
	General Vacancy		(1,455,773)	(1,607,519)	(370,735)	(350,461)	(197,327)	(1,772,649)
	Collection Loss		(743,436)	(773,923)	(769,878)	(798,467)	(819,292)	(867,168)

	Effective Gross Revenue		72,144,318	75,010,774	75,847,243	78,697,725	80,912,646	84,076,945

	Operating Expenses
	Professional Fees		1,242,819	1,280,105	1,318,510	1,358,063	1,398,805	1,440,770
	Cleaning		4,376,606	4,507,905	4,643,140	4,782,435	4,925,909	5,073,685
	Insurance		578,712	596,074	613,956	632,375	651,345	670,885
	Payroll/Labor Cost		2,072,840	2,135,025	2,199,076	2,265,048	2,333,000	2,402,989
	Utilities		4,730,827	4,872,751	5,018,932	5,169,502	5,324,587	5,484,323
	Repairs and Mainte		1,892,331	1,949,100	2,007,574	2,067,801	2,129,833	2,193,730
	Security		667,881	687,916	708,555	729,812	751,704	774,257
	Real Estate Taxes		9,307,413	9,586,634	9,874,236	10,170,460	10,475,576	10,789,843
	Management Fee		721,443	750,107	758,473	786,978	809,125	840,770
	Licenses and Permits		278,282	286,633	295,231	304,087	313,211	322,607

	Total Operating Expenses		25,869,154	26,652,250	27,437,683	28,266,561	29,113,095	29,993,859

	Net Operating Income		46,275,164	48,358,524	48,409,560	50,431,164	51,799,551	54,083,086

	Leasing & Capital Costs
	Tenant Improvement		1,343,867	709,232	3,226,395	2,820,408	1,267,839	837,614
	Leasing Commission		1,109,877	598,231	2,290,273	2,524,263	4,509,150	944,182
	Base Building Cost		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		2,453,744	1,307,463	5,516,668	5,344,671	5,776,989	1,781,796

	Cash Flow Before Debt Service		$43,821,420	$47,051,061	$42,892,892	$45,086,493	$46,022,562	$52,301,290

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		72,144,318	75,010,774	75,847,243	78,697,725	80,912,646	84,076,945
	Total Operating Expense		(25,869,154)	(26,652,250)	(27,437,683)	(28,266,561)	(29,113,095)	(29,993,859)

	Net Operating Income		46,275,164	48,358,524	48,409,560	50,431,164	51,799,551	54,083,086
Less:	Total Capital Expenses		(2,453,744)	(1,307,463)	(5,516,668)	(5,344,671)	(5,776,989)	(1,781,796)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		43,041,420	46,271,061	42,112,892	44,306,493	45,242,562	51,521,290
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		43,041,420	46,271,061	42,112,892	44,306,493	45,242,562	51,521,290
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		21,520,710	23,135,531	21,056,446	22,153,247	22,621,281	25,760,645

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		21,520,710	23,135,531	21,056,446	22,153,247	22,621,281	25,760,645
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		22,300,710	23,915,531	21,836,446	22,933,247	23,401,281	26,540,645

	Discount Rate	7.86%	3,363,631	3,344,331	2,831,071	2,756,601	2,607,880	2,742,199

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		43,821,420	47,051,061	42,892,892	45,086,493	46,022,562	52,301,290
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(21,520,710)	(23,135,531)	(21,056,446)	(22,153,247)	(22,621,281)	(25,760,645)

	Total Cash Flow to Operator		21,520,710	23,135,531	21,056,446	22,153,247	22,621,281	25,760,645

	Discount Rate	8.36%	2,891,557	2,868,703	2,409,474	2,339,405	2,204,531	2,316,791

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		755,853,833	778,529,448	801,885,331	825,941,891	850,720,148	876,241,752

250 W57th Street

Long-term DCF Method Estimate

			31	32	33	34	35	36
			Year 31	Year 32	Year 33	Year 34	Year 35	Year 36
For the Years Ending			Jun-2043	Jun-2044	Jun-2045	Jun-2046	Jun-2047	Jun-2048

	Total Potential Gross Revenue		87,721,877	89,586,217	92,363,895	97,247,611	98,801,367	103,943,356
	General Vacancy		(1,299,079)	(220,693)	(360,999)	(1,569,543)	(1,377,680)	(2,288,242)
	Collection Loss		(877,219)	(895,861)	(923,640)	(972,477)	(988,012)	(1,039,434)

	Effective Gross Revenue		85,545,579	88,469,663	91,079,256	94,705,591	96,435,675	100,615,680

	Operating Expenses
	Professional Fees		1,483,993	1,528,513	1,574,368	1,621,599	1,670,247	1,720,356
	Cleaning		5,225,897	5,382,672	5,544,154	5,710,476	5,881,793	6,058,246
	Insurance		691,013	711,744	733,094	755,089	777,741	801,072
	Payroll/Labor Cost		2,475,081	2,549,331	2,625,813	2,704,586	2,785,724	2,869,296
	Utilities		5,648,854	5,818,320	5,992,869	6,172,655	6,357,835	6,548,568
	Repairs and Mainte		2,259,540	2,327,328	2,397,146	2,469,061	2,543,135	2,619,428
	Security		797,484	821,410	846,050	871,433	897,576	924,503
	Real Estate Taxes		11,113,536	11,446,944	11,790,351	12,144,063	12,508,384	12,883,635
	Management Fee		855,456	884,697	910,793	947,056	964,357	1,006,156
	Licenses and Permits		332,284	342,253	352,522	363,096	373,990	385,210

	Total Operating Expenses		30,883,138	31,813,212	32,767,160	33,759,114	34,760,782	35,816,470

	Net Operating Income		54,662,441	56,656,451	58,312,096	60,946,477	61,674,893	64,799,210

	Leasing & Capital Costs
	Tenant Improvement		2,582,108	2,044,281	2,866,894	1,416,817	2,328,498	895,960
	Leasing Commission		1,794,419	4,744,953	2,479,291	1,160,162	2,277,386	841,556
	Base Building Cost		0	0	0	0	0	0
	Capital Improvements		0	0	0	0	0	0

	Total Leasing & Capital Costs		4,376,527	6,789,234	5,346,185	2,576,979	4,605,884	1,737,516

	Cash Flow Before Debt Service		$50,285,914	$49,867,217	$52,965,911	$58,369,498	$57,069,009	$63,061,694

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		85,545,579	88,469,663	91,079,256	94,705,591	96,435,675	100,615,680
	Total Operating Expense		(30,883,138)	(31,813,212)	(32,767,160)	(33,759,114)	(34,760,782)	(35,816,470)

	Net Operating Income		54,662,441	56,656,451	58,312,096	60,946,477	61,674,893	64,799,210
Less:	Total Capital Expenses		(4,376,527)	(6,789,234)	(5,346,185)	(2,576,979)	(4,605,884)	(1,737,516)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		49,505,914	49,087,217	52,185,911	57,589,498	56,289,009	62,281,694
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		49,505,914	49,087,217	52,185,911	57,589,498	56,289,009	62,281,694
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		24,752,957	24,543,609	26,092,956	28,794,749	28,144,505	31,140,847

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		24,752,957	24,543,609	26,092,956	28,794,749	28,144,505	31,140,847
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		25,532,957	25,323,609	26,872,956	29,574,749	28,924,505	31,920,847

	Discount Rate	7.86%	2,445,841	2,249,015	2,212,696	2,257,704	2,047,158	2,094,592

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		50,285,914	49,867,217	52,965,911	58,369,498	57,069,009	63,061,694
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(24,752,957)	(24,543,609)	(26,092,956)	(28,794,749)	(28,144,505)	(31,140,847)

	Total Cash Flow to Operator		24,752,957	24,543,609	26,092,956	28,794,749	28,144,505	31,140,847

	Discount Rate	8.36%	2,054,415	1,879,882	1,844,363	1,878,311	1,694,255	1,730,002

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		902,529,005	929,604,875	957,493,021	986,217,812	1,015,804,346	1,046,278,476

250 W57th Street

Long-term DCF Method Estimate

			37	38	39	40	41	42
			Year 37	Year 38	Year 39
For the Years Ending			Jun-2049	Jun-2050	Jun-2051	Jun-2052	Jun-2053	Jun-2054

	Total Potential Gross Revenue		104,288,627	107,017,361	110,819,055
	General Vacancy		(881,983)	(347,903)	(743,534)
	Collection Loss		(1,042,887)	(1,070,173)	(1,108,191)
						3.00%	3.00%	3.00%

	Effective Gross Revenue		102,363,757	105,599,285	108,967,330	112,236,350	115,603,440	119,071,544

	Operating Expenses
	Professional Fees		1,771,965	1,825,125	1,879,876
	Cleaning		6,239,992	6,427,193	6,620,009
	Insurance		825,106	849,859	875,352
	Payroll/Labor Cost		2,955,374	3,044,036	3,135,357
	Utilities		6,745,028	6,947,376	7,155,800
	Repairs and Mainte		2,698,010	2,778,950	2,862,320
	Security		952,236	980,806	1,010,229
	Real Estate Taxes		13,270,145	13,668,250	14,078,296
	Management Fee		1,023,639	1,055,992	1,089,673
	Licenses and Permits		396,766	408,669	420,928
						3.00%	3.00%	3.00%

	Total Operating Expenses		36,878,261	37,986,256	39,127,840	40,301,675	41,510,725	42,756,047

	Net Operating Income		65,485,496	67,613,029	69,839,490	71,934,675	74,092,715	76,315,496

	Leasing & Capital Costs
	Tenant Improvement		3,981,183	2,832,698	2,614,869
	Leasing Commission		2,859,712	2,611,615	5,053,872
	Base Building Cost		0	0	0
	Capital Improvements		0	0	0
							3.00%	3.00%

	Total Leasing & Capital Costs		6,840,895	5,444,313	7,668,741	4,062,635	4,184,515	4,310,050

	Cash Flow Before Debt Service		$58,644,601	$62,168,716	$62,170,749	67,872,039	69,908,200	72,005,446

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		102,363,757	105,599,285	108,967,330	112,236,350	115,603,440	119,071,544
	Total Operating Expense		(36,878,261)	(37,986,256)	(39,127,840)	(40,301,675)	(41,510,725)	(42,756,047)

	Net Operating Income		65,485,496	67,613,029	69,839,490	71,934,675	74,092,715	76,315,496
Less:	Total Capital Expenses		(6,840,895)	(5,444,313)	(7,668,741)	(4,062,635)	(4,184,515)	(4,310,050)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		57,864,601	61,388,716	61,390,749	67,092,039	69,128,200	71,225,446
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		57,864,601	61,388,716	61,390,749	67,092,039	69,128,200	71,225,446
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		28,932,301	30,694,358	30,695,375	33,546,020	34,564,100	35,612,723

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		28,932,301	30,694,358	30,695,375	33,546,020	34,564,100	35,612,723
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		29,712,301	31,474,358	31,475,375	34,326,020	35,344,100	36,392,723

	Discount Rate	7.86%	1,807,594	1,775,256	1,645,943	1,664,205	1,588,693	1,516,621

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		58,644,601	62,168,716	62,170,749	67,872,039	69,908,200	72,005,446
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(28,932,301)	(30,694,358)	(30,695,375)	(33,546,020)	(34,564,100)	(35,612,723)

	Total Cash Flow to Operator		28,932,301	30,694,358	30,695,375	33,546,020	34,564,100	35,612,723

	Discount Rate	8.36%	1,483,304	1,452,234	1,340,238	1,351,703	1,285,276	1,222,102

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,077,666,831	1,109,996,836	1,143,296,741	1,177,595,643	1,212,923,512	1,249,311,218

250 W57th Street

Long-term DCF Method Estimate

For the Years Ending			43 Jun-2055	44 Jun-2056	45 Jun-2057	46 Jun-2058	47 Jun-2059	48 Jun-2060

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		122,643,690	126,323,001	130,112,691	134,016,071	138,036,553	142,177,650
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		44,038,729	45,359,890	46,720,687	48,122,308	49,565,977	51,052,956
	Net Operating Income		78,604,961	80,963,110	83,392,003	85,893,764	88,470,576	91,124,694
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		4,439,351	4,572,532	4,709,708	4,850,999	4,996,529	5,146,425
	Cash Flow Before Debt Service		74,165,610	76,390,578	78,682,295	81,042,764	83,474,047	85,978,269

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		122,643,690	126,323,001	130,112,691	134,016,071	138,036,553	142,177,650
	Total Operating Expense		(44,038,729)	(45,359,890)	(46,720,687)	(48,122,308)	(49,565,977)	(51,052,956)

	Net Operating Income		78,604,961	80,963,110	83,392,003	85,893,764	88,470,576	91,124,694
Less:	Total Capital Expenses		(4,439,351)	(4,572,532)	(4,709,708)	(4,850,999)	(4,996,529)	(5,146,425)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		73,385,610	75,610,578	77,902,295	80,262,764	82,694,047	85,198,269
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		73,385,610	75,610,578	77,902,295	80,262,764	82,694,047	85,198,269
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		36,692,805	37,805,289	38,951,148	40,131,382	41,347,024	42,599,134

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		36,692,805	37,805,289	38,951,148	40,131,382	41,347,024	42,599,134
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		37,472,805	38,585,289	39,731,148	40,911,382	42,127,024	43,379,134

	Discount Rate	7.86%	1,447,832	1,382,176	1,319,509	1,259,694	1,202,600	1,148,103

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		74,165,610	76,390,578	78,682,295	81,042,764	83,474,047	85,978,269
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(36,692,805)	(37,805,289)	(38,951,148)	(40,131,382)	(41,347,024)	(42,599,134)

	Total Cash Flow to Operator		36,692,805	37,805,289	38,951,148	40,131,382	41,347,024	42,599,134

	Discount Rate	8.36%	1,162,021	1,104,884	1,050,547	998,873	949,733	903,002

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,286,790,554	1,325,394,271	1,365,156,099	1,406,110,782	1,448,294,105	1,491,742,928

250 W57th Street

Long-term DCF Method Estimate

			49	50	51	52	53	54
For the Years Ending			Jun-2061	Jun-2062	Jun-2063	Jun-2064	Jun-2065	Jun-2066

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		146,442,980	150,836,269	155,361,357	160,022,198	164,822,864	169,767,550
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		52,584,545	54,162,081	55,786,944	57,460,552	59,184,369	60,959,900
	Net Operating Income		93,858,435	96,674,188	99,574,413	102,561,646	105,638,495	108,807,650
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		5,300,818	5,459,842	5,623,638	5,792,347	5,966,117	6,145,101
	Cash Flow Before Debt Service		88,557,617	91,214,345	93,950,776	96,769,299	99,672,378	102,662,549

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		146,442,980	150,836,269	155,361,357	160,022,198	164,822,864	169,767,550
	Total Operating Expense		(52,584,545)	(54,162,081)	(55,786,944)	(57,460,552)	(59,184,369)	(60,959,900)

	Net Operating Income		93,858,435	96,674,188	99,574,413	102,561,646	105,638,495	108,807,650
Less:	Total Capital Expenses		(5,300,818)	(5,459,842)	(5,623,638)	(5,792,347)	(5,966,117)	(6,145,101)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		87,777,617	90,434,345	93,170,776	95,989,299	98,892,378	101,882,549
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		87,777,617	90,434,345	93,170,776	95,989,299	98,892,378	101,882,549
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		43,888,808	45,217,173	46,585,388	47,994,649	49,446,189	50,941,275

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		43,888,808	45,217,173	46,585,388	47,994,649	49,446,189	50,941,275
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		44,668,808	45,997,173	47,365,388	48,774,649	50,226,189	51,721,275

	Discount Rate	7.86%	1,096,084	1,046,430	999,033	953,789	910,601	869,374

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		88,557,617	91,214,345	93,950,776	96,769,299	99,672,378	102,662,549
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(43,888,808)	(45,217,173)	(46,585,388)	(47,994,649)	(49,446,189)	(50,941,275)

	Total Cash Flow to Operator		43,888,808	45,217,173	46,585,388	47,994,649	49,446,189	50,941,275

	Discount Rate	8.36%	858,565	816,307	776,124	737,913	701,578	667,028

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,536,495,216	1,582,590,073	1,630,067,775	1,678,969,808	1,729,338,902	1,781,219,070

250 W57th Street

Long-term DCF Method Estimate

			55	56	57	58	59	60
For the Years Ending			Jun-2067	Jun-2068	Jun-2069	Jun-2070	Jun-2071	Jun-2072

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		174,860,576	180,106,393	185,509,585	191,074,873	196,807,119	202,711,332
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		62,788,697	64,672,358	66,612,528	68,610,904	70,669,231	72,789,308
	Net Operating Income		112,071,879	115,434,036	118,897,057	122,463,968	126,137,888	129,922,024
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		6,329,454	6,519,337	6,714,917	6,916,365	7,123,856	7,337,572
	Cash Flow Before Debt Service		105,742,426	108,914,698	112,182,139	115,547,603	119,014,032	122,584,453

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		174,860,576	180,106,393	185,509,585	191,074,873	196,807,119	202,711,332
	Total Operating Expense		(62,788,697)	(64,672,358)	(66,612,528)	(68,610,904)	(70,669,231)	(72,789,308)

	Net Operating Income		112,071,879	115,434,036	118,897,057	122,463,968	126,137,888	129,922,024
Less:	Total Capital Expenses		(6,329,454)	(6,519,337)	(6,714,917)	(6,916,365)	(7,123,856)	(7,337,572)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		104,962,426	108,134,698	111,402,139	114,767,603	118,234,032	121,804,453
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		104,962,426	108,134,698	111,402,139	114,767,603	118,234,032	121,804,453
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		52,481,213	54,067,349	55,701,070	57,383,802	59,117,016	60,902,226

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		52,481,213	54,067,349	55,701,070	57,383,802	59,117,016	60,902,226
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		53,261,213	54,847,349	56,481,070	58,163,802	59,897,016	61,682,226

	Discount Rate	7.86%	830,019	792,451	756,588	722,352	689,669	658,469

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		105,742,426	108,914,698	112,182,139	115,547,603	119,014,032	122,584,453
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(52,481,213)	(54,067,349)	(55,701,070)	(57,383,802)	(59,117,016)	(60,902,226)

	Total Cash Flow to Operator		52,481,213	54,067,349	55,701,070	57,383,802	59,117,016	60,902,226

	Discount Rate	8.36%	634,175	602,936	573,232	544,989	518,134	492,599

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		1,834,655,642	1,889,695,311	1,946,386,170	2,004,777,755	2,064,921,088	2,126,868,721

250 W57th Street

Long-term DCF Method Estimate

			61	62	63	64	65	66
For the Years Ending			Jun-2073	Jun-2074	Jun-2075	Jun-2076	Jun-2077	Jun-2078

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		208,792,672	215,056,453	221,508,146	228,153,391	234,997,992	242,047,932
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		74,972,988	77,222,177	79,538,843	81,925,008	84,382,758	86,914,241
	Net Operating Income		133,819,685	137,834,275	141,969,304	146,228,383	150,615,234	155,133,691
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		7,557,699	7,784,430	8,017,963	8,258,501	8,506,257	8,761,444
	Cash Flow Before Debt Service		126,261,986	130,049,846	133,951,341	137,969,881	142,108,978	146,372,247

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		208,792,672	215,056,453	221,508,146	228,153,391	234,997,992	242,047,932
	Total Operating Expense		(74,972,988)	(77,222,177)	(79,538,843)	(81,925,008)	(84,382,758)	(86,914,241)

	Net Operating Income		133,819,685	137,834,275	141,969,304	146,228,383	150,615,234	155,133,691
Less:	Total Capital Expenses		(7,557,699)	(7,784,430)	(8,017,963)	(8,258,501)	(8,506,257)	(8,761,444)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		125,481,986	129,269,846	133,171,341	137,189,881	141,328,978	145,592,247
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		125,481,986	129,269,846	133,171,341	137,189,881	141,328,978	145,592,247
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		62,740,993	64,634,923	66,585,671	68,594,941	70,664,489	72,796,124

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		62,740,993	64,634,923	66,585,671	68,594,941	70,664,489	72,796,124
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		63,520,993	65,414,923	67,365,671	69,374,941	71,444,489	73,576,124

	Discount Rate	7.86%	628,683	600,248	573,103	547,187	522,446	498,826

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		126,261,986	130,049,846	133,951,341	137,969,881	142,108,978	146,372,247
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(62,740,993)	(64,634,923)	(66,585,671)	(68,594,941)	(70,664,489)	(72,796,124)

	Total Cash Flow to Operator		62,740,993	64,634,923	66,585,671	68,594,941	70,664,489	72,796,124

	Discount Rate	8.36%	468,320	445,235	423,286	402,417	382,575	363,709

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,190,674,782	2,256,395,026	2,324,086,876	2,393,809,483	2,465,623,767	2,539,592,480

250 W57th Street

Long-term DCF Method Estimate

			67	68	69	70	71	72
For the Years Ending			Jun-2079	Jun-2080	Jun-2081	Jun-2082	Jun-2083	Jun-2084

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		249,309,370	256,788,651	264,492,311	272,427,080	280,599,892	289,017,889
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		89,521,668	92,207,318	94,973,538	97,822,744	100,757,426	103,780,149
	Net Operating Income		159,787,702	164,581,333	169,518,773	174,604,336	179,842,466	185,237,740
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		9,024,288	9,295,016	9,573,867	9,861,083	10,156,915	10,461,623
	Cash Flow Before Debt Service		150,763,414	155,286,317	159,944,906	164,743,254	169,685,551	174,776,118

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		249,309,370	256,788,651	264,492,311	272,427,080	280,599,892	289,017,889
	Total Operating Expense		(89,521,668)	(92,207,318)	(94,973,538)	(97,822,744)	(100,757,426)	(103,780,149)

	Net Operating Income		159,787,702	164,581,333	169,518,773	174,604,336	179,842,466	185,237,740
Less:	Total Capital Expenses		(9,024,288)	(9,295,016)	(9,573,867)	(9,861,083)	(10,156,915)	(10,461,623)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		149,983,414	154,506,317	159,164,906	163,963,254	168,905,551	173,996,118
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		149,983,414	154,506,317	159,164,906	163,963,254	168,905,551	173,996,118
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		74,991,707	77,253,158	79,582,453	81,981,627	84,452,776	86,998,059

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		74,991,707	77,253,158	79,582,453	81,981,627	84,452,776	86,998,059
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		75,771,707	78,033,158	80,362,453	82,761,627	85,232,776	87,778,059

	Discount Rate	7.86%	476,277	454,748	434,195	414,572	395,838	377,951

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		150,763,414	155,286,317	159,944,906	164,743,254	169,685,551	174,776,118
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(74,991,707)	(77,253,158)	(79,582,453)	(81,981,627)	(84,452,776)	(86,998,059)

	Total Cash Flow to Operator		74,991,707	77,253,158	79,582,453	81,981,627	84,452,776	86,998,059

	Discount Rate	8.36%	345,773	328,719	312,505	297,089	282,433	268,498

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,615,780,255	2,694,253,662	2,775,081,272	2,858,333,710	2,944,083,722	3,032,406,233

250 W57th Street

Long-term DCF Method Estimate

			73	74	75	76	77	78
For the Years Ending			Jun-2085	Jun-2086	Jun-2087	Jun-2088	Jun-2089	Jun-2090

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		297,688,426	306,619,079	315,817,651	325,292,181	335,050,946	345,102,474
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		106,893,553	110,100,360	113,403,371	116,805,472	120,309,636	123,918,925
	Net Operating Income		190,794,873	196,518,719	202,414,280	208,486,709	214,741,310	221,183,549
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		10,775,471	11,098,735	11,431,697	11,774,648	12,127,888	12,491,724
	Cash Flow Before Debt Service		180,019,401	185,419,983	190,982,583	196,712,060	202,613,422	208,691,825

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		297,688,426	306,619,079	315,817,651	325,292,181	335,050,946	345,102,474
	Total Operating Expense		(106,893,553)	(110,100,360)	(113,403,371)	(116,805,472)	(120,309,636)	(123,918,925)

	Net Operating Income		190,794,873	196,518,719	202,414,280	208,486,709	214,741,310	221,183,549
Less:	Total Capital Expenses		(10,775,471)	(11,098,735)	(11,431,697)	(11,774,648)	(12,127,888)	(12,491,724)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		179,239,401	184,639,983	190,202,583	195,932,060	201,833,422	207,911,825
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		179,239,401	184,639,983	190,202,583	195,932,060	201,833,422	207,911,825
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		89,619,701	92,319,992	95,101,291	97,966,030	100,916,711	103,955,912

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		89,619,701	92,319,992	95,101,291	97,966,030	100,916,711	103,955,912
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		90,399,701	93,099,992	95,881,291	98,746,030	101,696,711	104,735,912

	Discount Rate	7.86%	360,875	344,571	329,005	314,143	299,954	286,407

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		180,019,401	185,419,983	190,982,583	196,712,060	202,613,422	208,691,825
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(89,619,701)	(92,319,992)	(95,101,291)	(97,966,030)	(100,916,711)	(103,955,912)

	Total Cash Flow to Operator		89,619,701	92,319,992	95,101,291	97,966,030	100,916,711	103,955,912

	Discount Rate	8.36%	255,251	242,655	230,681	219,297	208,473	198,183

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		3,123,378,420	3,217,079,773	3,313,592,166	3,412,999,931	3,515,389,929	3,620,851,627

250 W57th Street

Long-term DCF Method Estimate

			79	80	81	82	83	84
For the Years Ending			Jun-2091	Jun-2092	Jun-2093	Jun-2094	Jun-2095	Jun-2096

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		355,455,549	366,119,215	377,102,791	388,415,875	400,068,351	412,070,402
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		127,636,493	131,465,588	135,409,555	139,471,842	143,655,997	147,965,677
	Net Operating Income		227,819,056	234,653,627	241,693,236	248,944,033	256,412,354	264,104,725
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		12,866,476	13,252,470	13,650,045	14,059,546	14,481,332	14,915,772
	Cash Flow Before Debt Service		214,952,580	221,401,157	228,043,192	234,884,487	241,931,022	249,188,953

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		355,455,549	366,119,215	377,102,791	388,415,875	400,068,351	412,070,402
	Total Operating Expense		(127,636,493)	(131,465,588)	(135,409,555)	(139,471,842)	(143,655,997)	(147,965,677)

	Net Operating Income		227,819,056	234,653,627	241,693,236	248,944,033	256,412,354	264,104,725
Less:	Total Capital Expenses		(12,866,476)	(13,252,470)	(13,650,045)	(14,059,546)	(14,481,332)	(14,915,772)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		214,172,580	220,621,157	227,263,192	234,104,487	241,151,022	248,408,953
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		214,172,580	220,621,157	227,263,192	234,104,487	241,151,022	248,408,953
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		107,086,290	110,310,578	113,631,596	117,052,244	120,575,511	124,204,476

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		107,086,290	110,310,578	113,631,596	117,052,244	120,575,511	124,204,476
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		107,866,290	111,090,578	114,411,596	117,832,244	121,355,511	124,984,476

	Discount Rate	7.86%	273,472	261,122	249,331	238,073	227,324	217,061

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		214,952,580	221,401,157	228,043,192	234,884,487	241,931,022	249,188,953
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(107,086,290)	(110,310,578)	(113,631,596)	(117,052,244)	(120,575,511)	(124,204,476)

	Total Cash Flow to Operator		107,086,290	110,310,578	113,631,596	117,052,244	120,575,511	124,204,476

	Discount Rate	8.36%	188,401	179,101	170,259	161,853	153,862	146,265

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		3,729,477,176	3,841,361,491	3,956,602,336	4,075,300,406	4,197,559,418	4,323,486,200

250 W57th Street

Long-term DCF Method Estimate

			85	86	87	88	89	90
For the Years Ending			Jun-2097	Jun-2098	Jun-2099	Jun-2100	Jun-2101	Jun-2102

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		424,432,514	437,165,489	450,280,454	463,788,868	477,702,534	492,033,610
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		152,404,647	156,976,787	161,686,090	166,536,673	171,532,773	176,678,756
	Net Operating Income		272,027,867	280,188,703	288,594,364	297,252,195	306,169,761	315,354,853
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		15,363,245	15,824,143	16,298,867	16,787,833	17,291,468	17,810,212
	Cash Flow Before Debt Service		256,664,621	264,364,560	272,295,497	280,464,362	288,878,292	297,544,641

	Fixed Rents
	Basic Rent		28,000	28,000	28,000	28,000	28,000	28,000
	Primary Additional Rent		752,000	752,000	752,000	752,000	752,000	752,000

	Total Fixed Rent		780,000	780,000	780,000	780,000	780,000	780,000

	Overage Rent
	Total Income		424,432,514	437,165,489	450,280,454	463,788,868	477,702,534	492,033,610
	Total Operating Expense		(152,404,647)	(156,976,787)	(161,686,090)	(166,536,673)	(171,532,773)	(176,678,756)

	Net Operating Income		272,027,867	280,188,703	288,594,364	297,252,195	306,169,761	315,354,853
Less:	Total Capital Expenses		(15,363,245)	(15,824,143)	(16,298,867)	(16,787,833)	(17,291,468)	(17,810,212)
Less:	Total Fixed Rent		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)

	Income Subject to Ovg Rent		255,884,621	263,584,560	271,515,497	279,684,362	288,098,292	296,764,641
	Exclusion		—	—	—	—	—	—

	Remainder for Overage		255,884,621	263,584,560	271,515,497	279,684,362	288,098,292	296,764,641
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		127,942,311	131,792,280	135,757,748	139,842,181	144,049,146	148,382,321

PV to Fee
	Basic rent		28,000	28,000	28,000	28,000	28,000	28,000
	Additional/Primary Rent		752,000	752,000	752,000	752,000	752,000	752,000
	Overage Rent		127,942,311	131,792,280	135,757,748	139,842,181	144,049,146	148,382,321
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		128,722,311	132,572,280	136,537,748	140,622,181	144,829,146	149,162,321

	Discount Rate	7.86%	207,261	197,905	188,972	180,442	172,297	164,521

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		256,664,621	264,364,560	272,295,497	280,464,362	288,878,292	297,544,641
	Fixed Rents		(780,000)	(780,000)	(780,000)	(780,000)	(780,000)	(780,000)
	Overage Rent		(127,942,311)	(131,792,280)	(135,757,748)	(139,842,181)	(144,049,146)	(148,382,321)

	Total Cash Flow to Operator		127,942,311	131,792,280	135,757,748	139,842,181	144,049,146	148,382,321

	Discount Rate	8.36%	139,043	132,177	125,650	119,445	113,546	107,938

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		4,453,190,786	4,586,786,510	4,724,390,105	4,866,121,808	5,012,105,463	5,162,468,627

250 W57th Street

Long-term DCF Method Estimate

			91	91.25
For the Years Ending			Jun-2103	Sep-2103

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%
	Effective Gross Revenue		506,794,618	521,998,457
	Operating Expenses
	Professional Fees
	Cleaning
	Insurance
	Payroll/Labor Cost
	Utilities
	Repairs and Mainte
	Security
	Real Estate Taxes
	Management Fee
	Licenses and Permits
			3.00%	3.00%
	Total Operating Expenses		181,979,119	187,438,493
	Net Operating Income		324,815,499	334,559,964
	Leasing & Capital Costs
	Tenant Improvement
	Leasing Commission
	Base Building Cost
	Capital Improvements
			3.00%	3.00%
	Total Leasing & Capital Costs		18,344,519	18,894,854
	Cash Flow Before Debt Service		306,470,980	315,665,110

	Fixed Rents
	Basic Rent		28,000	28,000
	Primary Additional Rent		752,000	752,000

	Total Fixed Rent		780,000	780,000

	Overage Rent
	Total Income		506,794,618	521,998,457
	Total Operating Expense		(181,979,119)	(187,438,493)

	Net Operating Income		324,815,499	334,559,964
Less:	Total Capital Expenses		(18,344,519)	(18,894,854)
Less:	Total Fixed Rent		(780,000)	(780,000)

	Income Subject to Ovg Rent		305,690,980	314,885,110
	Exclusion		—	—

	Remainder for Overage		305,690,980	314,885,110
	Overage Rent %		50.00%	50.00%

	Overage Rent @ 50%		152,845,490	157,442,555

PV to Fee
	Basic rent		28,000	7,000
	Additional/Primary Rent		752,000	188,000
	Overage Rent		152,845,490	39,360,639
	Future Fee Simple Value (see below)			5,356,781,798

	Total Cash Flow to Fee		153,625,490	5,396,337,436

	Discount Rate	7.86%	157,096	5,414,846

	PV to Fee	197,000,000

PV to Operator
	Cash Flow Before Debt Service		306,470,980	78,916,277
	Fixed Rents		(780,000)	(195,000)
	Overage Rent		(152,845,490)	(39,360,639)

	Total Cash Flow to Operator		152,845,490	39,360,639

	Discount Rate	8.36%	102,606	25,898

	PV to Operator	164,000,000

	Combined Value	361,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income

	Average NOI
	Cap Rate	6.00%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.25%
	Fee Simple Value Today	361,000,000

	Future Fee Simple Value
	Fee Simple Value Today
	Growth Rate		3.00%	3.00%

	Future Fee Simple Value		5,317,342,685	5,356,781,798

Empire State Building

Long-term DCF Method Estimate

			1	2	3	4	5	6
			Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
			Jun-2013	Jun-2014	Jun-2015	Jun-2016	Jun-2017	Jun-2018

	Total Potential Gross Revenue		184,241,567	209,905,711	238,226,221	256,918,108	264,312,741	273,014,087
	General Vacancy		(628,065)	(615,897)	(1,677,118)	(3,225,217)	(4,037,547)	(2,827,582)
	Collection Loss		(1,799,880)	(2,059,972)	(2,339,309)	(2,528,001)	(2,598,598)	(2,678,181)

	Effective Gross Revenue		181,813,622	207,229,842	234,209,794	251,164,890	257,676,596	267,508,324

	Operating Expenses
	Real Estate Taxes		30,883,340	31,689,114	32,502,197	33,322,641	34,150,496	35,320,740
	Cleaning		7,797,100	8,031,015	8,271,945	8,520,103	8,775,705	9,038,976
	Security		6,904,235	7,111,362	7,324,703	7,544,443	7,770,778	8,003,901
	Professional Fees		6,983,999	6,667,179	6,074,544	6,256,777	6,444,481	6,637,817
	Insurance		8,262,100	8,509,964	8,765,260	9,028,221	9,299,066	9,578,039
	Repairs & Maintenance		9,794,999	8,148,775	6,667,178	6,867,196	7,073,211	7,285,407
	Payroll		10,371,169	10,682,305	11,002,774	11,332,857	11,672,842	12,023,027
	Utilities		15,556,752	16,023,456	16,504,159	16,999,284	17,509,262	18,034,540
	Management Fee		909,068	1,036,149	1,171,049	1,255,824	1,288,383	1,337,542

	Total Operating Expenses		97,462,762	97,899,319	98,283,809	101,127,346	103,984,224	107,259,989

	Net Operating Income		84,350,860	109,330,523	135,925,985	150,037,544	153,692,372	160,248,335
	Leasing & Capital Costs
	Tenant Improvements		19,812,540	13,751,587	8,369,066	2,320,384	1,098,829	1,221,484
	Leasing Commissions		11,231,059	12,918,063	9,393,090	2,463,621	1,113,588	7,294,599
	Base Building Costs		1,749,999	1,163,901	1,103,336	1,562,600	787,857	2,109,877
	Li & Fung TI/BB/LC (Original & New)		21,420,876	11,144,684	4,828,698	—	—	—
	CapEx, Major R&M, Project Mgmt		87,990,460	55,555,355	24,176,011	15,407,824	11,429,417	7,923,416

	Total Leasing & Capital Costs		142,204,934	94,533,590	47,870,201	21,754,429	14,429,691	18,549,376

	Cash Flow Before Debt Service		($57,854,074)	$14,796,933	$88,055,784	$128,283,115	$139,262,681	$141,698,959

	Fixed Rents
	Basic Rent		5,957,188	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,957,188	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		181,813,622	207,229,842	234,209,794	251,164,890	257,676,596	267,508,324
	Total Operating Expense		(97,462,762)	(97,899,319)	(98,283,809)	(101,127,346)	(103,984,224)	(107,259,989)

	Net Operating Income		84,350,860	109,330,523	135,925,985	150,037,544	153,692,372	160,248,335
Less:	Total Capital Expenses		(142,204,934)	(94,533,590)	(47,870,201)	(21,754,429)	(14,429,691)	(18,549,376)
Less:	Total Fixed Rent		(5,957,188)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		(63,811,262)	8,901,308	82,160,159	122,387,490	133,367,056	135,803,334
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		—	7,901,308	81,160,159	121,387,490	132,367,056	134,803,334
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		—	3,950,654	40,580,080	60,693,745	66,183,528	67,401,667

PV to Fee
	Basic rent		5,957,188	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		—	3,950,654	40,580,080	60,693,745	66,183,528	67,401,667
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		5,957,188	9,846,279	46,475,705	66,589,370	72,079,153	73,297,292

	Discount Rate	7.74%	5,529,379	8,482,862	37,164,761	49,424,854	49,657,549	46,870,400

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		(57,854,074)	14,796,933	88,055,784	128,283,115	139,262,681	141,698,959
	Fixed Rents		(5,957,188)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		—	(3,950,654)	(40,580,080)	(60,693,745)	(66,183,528)	(67,401,667)

	Total Cash Flow to Operator		(63,811,262)	4,950,654	41,580,080	61,693,745	67,183,528	68,401,667

	Discount Rate	8.24%	(58,955,128)	4,225,821	32,791,258	44,950,875	45,225,573	42,541,442

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		(57,854,074)	14,796,933	88,055,784	128,283,115	139,262,681	141,698,959

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service		(57,854,074)	14,796,933	88,055,784	128,283,115	139,262,681	141,698,959
	Net Sale Proceeds		—	—	—	—	—	—

	Total		(57,854,074)	14,796,933	88,055,784	128,283,115	139,262,681	141,698,959
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		2,605,900,000	2,684,077,000	2,764,599,310	2,847,537,289	2,932,963,408	3,020,952,310

Empire State Building

Long-term DCF Method Estimate

			7	8	9	10	11	12
			Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
			Jun-2019	Jun-2020	Jun-2021	Jun-2022	Jun-2023	Jun-2024

	Total Potential Gross Revenue		288,427,231	299,116,186	315,738,316	329,891,038	338,061,779	346,820,170
	General Vacancy		(2,506,598)	(2,018,388)	(3,530,066)	(4,622,520)	(4,192,486)	(3,076,196)
	Collection Loss		(2,826,904)	(2,931,153)	(3,097,525)	(3,233,513)	(3,309,137)	(3,398,032)

	Effective Gross Revenue		283,093,729	294,166,645	309,110,725	322,035,005	330,560,156	340,345,942

	Operating Expenses
	Real Estate Taxes		36,532,116	37,786,073	39,084,107	40,427,766	41,614,870	42,837,585
	Cleaning		9,310,148	9,589,451	9,877,135	10,173,447	10,478,652	10,793,012
	Security		8,244,016	8,491,340	8,746,078	9,008,460	9,278,715	9,557,076
	Professional Fees		6,836,951	7,042,058	7,253,321	7,470,922	7,695,047	7,925,900
	Insurance		9,865,379	10,161,340	10,466,182	10,780,166	11,103,572	11,436,679
	Repairs & Maintenance		7,503,971	7,729,089	7,960,960	8,199,792	8,445,783	8,699,158
	Payroll		12,383,719	12,755,229	13,137,887	13,532,023	13,937,984	14,356,124
	Utilities		18,575,578	19,132,843	19,706,830	20,298,035	20,906,975	21,534,184
	Management Fee		1,415,469	1,470,833	1,545,554	1,610,175	1,652,801	1,701,730

	Total Operating Expenses		110,667,347	114,158,256	117,778,054	121,500,786	125,114,399	128,841,448

	Net Operating Income		172,426,382	180,008,389	191,332,671	200,534,219	205,445,757	211,504,494
	Leasing & Capital Costs
	Tenant Improvements		3,311,156	5,989,828	3,732,665	2,496,115	2,391,103	4,917,140
	Leasing Commissions		6,177,918	9,166,961	5,821,906	4,001,446	2,437,767	5,271,154
	Base Building Costs		1,552,269	3,308,360	2,242,183	1,317,820	—	—
	Li & Fung TI/BB/LC (Original & New)		—	—	—	—	—	—
	CapEx, Major R&M, Project Mgmt		6,344,798	2,231,149	2,031,723	2,278,180	—	—

	Total Leasing & Capital Costs		17,386,141	20,696,298	13,828,477	10,093,561	4,828,870	10,188,294

	Cash Flow Before Debt Service		$155,040,241	$159,312,091	$177,504,194	$190,440,658	$200,616,887	$201,316,200

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		283,093,729	294,166,645	309,110,725	322,035,005	330,560,156	340,345,942
	Total Operating Expense		(110,667,347)	(114,158,256)	(117,778,054)	(121,500,786)	(125,114,399)	(128,841,448)

	Net Operating Income		172,426,382	180,008,389	191,332,671	200,534,219	205,445,757	211,504,494
Less:	Total Capital Expenses		(17,386,141)	(20,696,298)	(13,828,477)	(10,093,561)	(4,828,870)	(10,188,294)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		149,144,616	153,416,466	171,608,569	184,545,033	194,721,262	195,420,575
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		148,144,616	152,416,466	170,608,569	183,545,033	193,721,262	194,420,575
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		74,072,308	76,208,233	85,304,285	91,772,516	96,860,631	97,210,288

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		74,072,308	76,208,233	85,304,285	91,772,516	96,860,631	97,210,288
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		79,967,933	82,103,858	91,199,910	97,668,141	102,756,256	103,105,913

	Discount Rate	7.74%	47,463,715	45,231,870	46,634,841	46,355,807	45,268,345	42,160,430

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		155,040,241	159,312,091	177,504,194	190,440,658	200,616,887	201,316,200
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(74,072,308)	(76,208,233)	(85,304,285)	(91,772,516)	(96,860,631)	(97,210,288)

	Total Cash Flow to Operator		75,072,308	77,208,233	86,304,285	92,772,516	97,860,631	98,210,288

	Discount Rate	8.24%	43,136,961	40,988,086	42,330,231	42,039,919	40,970,834	37,988,140

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service		155,040,241	159,312,091	177,504,194	190,440,658

	Reversion
	Net Operating Income						205,445,757	211,504,494
	Average NOI					212,141,194
	Cap Rate	5.75%				5.75%

	Value					3,689,412,063
	Selling Expense	2.50%				(92,235,302)

	Net Sale Proceeds					3,597,176,762

	Fee Simple Value Today
	Cash Flow Before Debt Service		155,040,241	159,312,091	177,504,194	190,440,658
	Net Sale Proceeds		—	—	—	3,597,176,762

	Total		155,040,241	159,312,091	177,504,194	3,787,617,420
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		3,111,580,880	3,204,928,306	3,301,076,155	3,400,108,440	3,502,111,693	3,607,175,044

Empire State Building

Long-term DCF Method Estimate

			13	14	15	16	17	18
			Year 13	Year 14	Year 15	Year 16	Year 17	Year 18
			Jun-2025	Jun-2026	Jun-2027	Jun-2028	Jun-2029	Jun-2030

	Total Potential Gross Revenue		359,527,861	372,737,701	388,611,631	396,798,767	381,405,864	411,770,997
	General Vacancy		(3,841,477)	(4,723,486)	(5,937,152)	(3,682,835)	(1,097,363)	(1,130,284)
	Collection Loss		(3,524,067)	(3,651,905)	(3,807,316)	(3,881,999)	(3,729,870)	(4,047,201)

	Effective Gross Revenue		352,162,317	364,362,310	378,867,162	389,233,933	376,578,631	406,593,511

	Operating Expenses
	Real Estate Taxes		44,096,983	45,394,163	46,730,256	48,106,436	49,523,899	50,983,884
	Cleaning		11,116,800	11,450,306	11,793,816	12,147,628	12,512,060	12,887,419
	Security		9,843,789	10,139,100	10,443,276	10,756,572	11,079,272	11,411,648
	Professional Fees		8,163,676	8,408,588	8,660,844	8,920,669	9,188,291	9,463,939
	Insurance		11,779,778	12,133,174	12,497,167	12,872,083	13,258,245	13,655,992
	Repairs & Maintenance		8,960,133	9,228,935	9,505,804	9,790,980	10,084,706	10,387,250
	Payroll		14,786,807	15,230,411	15,687,323	16,157,943	16,642,682	17,141,964
	Utilities		22,180,210	22,845,616	23,530,984	24,236,916	24,964,020	25,712,943
	Management Fee		1,760,812	1,821,812	1,894,336	1,946,170	1,882,893	2,032,968

	Total Operating Expenses		132,688,988	136,652,105	140,743,806	144,935,397	149,136,068	153,678,007

	Net Operating Income		219,473,329	227,710,206	238,123,356	244,298,536	227,442,563	252,915,505
	Leasing & Capital Costs
	Tenant Improvements		3,379,021	2,446,794	2,728,625	4,601,014	35,029,414	22,729,645
	Leasing Commissions		3,223,497	6,293,744	3,467,971	10,227,848	43,828,166	32,054,122
	Base Building Costs		—	—	—	—	—	—
	Li & Fung TI/BB/LC (Original & New)		—	—	—	—	—	—
	CapEx, Major R&M, Project Mgmt		—	—	—	—	—	—

	Total Leasing & Capital Costs		6,602,518	8,740,538	6,196,596	14,828,862	78,857,580	54,783,767

	Cash Flow Before Debt Service		$212,870,811	$218,969,668	$231,926,760	$229,469,674	$148,584,983	$198,131,738

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		352,162,317	364,362,310	378,867,162	389,233,933	376,578,631	406,593,511
	Total Operating Expense		(132,688,988)	(136,652,105)	(140,743,806)	(144,935,397)	(149,136,068)	(153,678,007)

	Net Operating Income		219,473,329	227,710,206	238,123,356	244,298,536	227,442,563	252,915,505
Less:	Total Capital Expenses		(6,602,518)	(8,740,538)	(6,196,596)	(14,828,862)	(78,857,580)	(54,783,767)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		206,975,186	213,074,043	226,031,135	223,574,049	142,689,358	192,236,113
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		205,975,186	212,074,043	225,031,135	222,574,049	141,689,358	191,236,113
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		102,987,593	106,037,022	112,515,568	111,287,025	70,844,679	95,618,057

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		102,987,593	106,037,022	112,515,568	111,287,025	70,844,679	95,618,057
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		108,883,218	111,932,647	118,411,193	117,182,650	76,740,304	101,513,682

	Discount Rate	7.74%	41,325,444	39,431,970	38,718,594	35,565,201	21,618,253	26,543,413

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		212,870,811	218,969,668	231,926,760	229,469,674	148,584,983	198,131,738
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(102,987,593)	(106,037,022)	(112,515,568)	(111,287,025)	(70,844,679)	(95,618,057)

	Total Cash Flow to Operator		103,987,593	107,037,022	113,515,568	112,287,025	71,844,679	96,618,057

	Discount Rate	8.24%	37,161,807	35,340,571	34,627,348	31,645,913	18,707,119	23,243,143

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income		219,473,329
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		3,715,390,295	3,826,852,004	3,941,657,564	4,059,907,291	4,181,704,510	4,307,155,645

Empire State Building

Long-term DCF Method Estimate

			19	20	21	22	23	24
			Year 19	Year 20	Year 21	Year 22	Year 23	Year 24
			Jun-2031	Jun-2032	Jun-2033	Jun-2034	Jun-2035	Jun-2036

	Total Potential Gross Revenue		443,736,857	461,282,072	476,448,218	482,876,871	501,791,373	512,320,747
	General Vacancy		(6,303,279)	(7,765,429)	(8,270,171)	(4,717,869)	(4,425,948)	(4,800,805)
	Collection Loss		(4,365,588)	(4,534,933)	(4,676,044)	(4,740,485)	(4,930,557)	(5,041,441)

	Effective Gross Revenue		433,067,991	448,981,710	463,502,003	473,418,518	492,434,867	502,478,501

	Operating Expenses
	Real Estate Taxes		52,487,673	54,036,573	55,631,939	57,275,168	58,967,692	60,710,993
	Cleaning		13,274,042	13,672,263	14,082,433	14,504,904	14,940,051	15,388,254
	Security		11,753,997	12,106,618	12,469,816	12,843,912	13,229,228	13,626,105
	Professional Fees		9,747,856	10,040,293	10,341,502	10,651,747	10,971,298	11,300,436
	Insurance		14,065,672	14,487,643	14,922,271	15,369,939	15,831,038	16,305,971
	Repairs & Maintenance		10,698,867	11,019,833	11,350,428	11,690,940	12,041,669	12,402,920
	Payroll		17,656,221	18,185,906	18,731,485	19,293,430	19,872,232	20,468,400
	Utilities		26,484,332	27,278,860	28,097,228	28,940,143	29,808,347	30,702,598
	Management Fee		2,165,340	2,244,909	2,317,510	2,367,093	2,462,174	2,512,393

	Total Operating Expenses		158,334,000	163,072,898	167,944,612	172,937,276	178,123,729	183,418,070

	Net Operating Income		274,733,991	285,908,813	295,557,391	300,481,242	314,311,138	319,060,431
	Leasing & Capital Costs
	Tenant Improvements		3,184,595	2,545,126	1,986,454	9,007,440	11,501,845	7,817,779
	Leasing Commissions		5,259,191	3,254,600	2,115,464	10,625,392	13,280,438	13,487,127
	Base Building Costs		—	—	—	—	—	—
	Li & Fung TI/BB/LC (Original & New)		—	—	—	—	—	—
	CapEx, Major R&M, Project Mgmt		—	—	—	—	—	—

	Total Leasing & Capital Costs		8,443,786	5,799,726	4,101,918	19,632,832	24,782,283	21,304,906

	Cash Flow Before Debt Service		$266,290,205	$280,109,087	$291,455,473	$280,848,410	$289,528,855	$297,755,525

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		433,067,991	448,981,710	463,502,003	473,418,518	492,434,867	502,478,501
	Total Operating Expense		(158,334,000)	(163,072,898)	(167,944,612)	(172,937,276)	(178,123,729)	(183,418,070)

	Net Operating Income		274,733,991	285,908,813	295,557,391	300,481,242	314,311,138	319,060,431
Less:	Total Capital Expenses		(8,443,786)	(5,799,726)	(4,101,918)	(19,632,832)	(24,782,283)	(21,304,906)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		260,394,580	274,213,462	285,559,848	274,952,785	283,633,230	291,859,900
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		259,394,580	273,213,462	284,559,848	273,952,785	282,633,230	290,859,900
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		129,697,290	136,606,731	142,279,924	136,976,392	141,316,615	145,429,950

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		129,697,290	136,606,731	142,279,924	136,976,392	141,316,615	145,429,950

	Future Fee Simple Value (see below)
	Total Cash Flow to Fee		135,592,915	142,502,356	148,175,549	142,872,017	147,212,240	151,325,575

	Discount Rate	7.74%	32,908,214	32,101,438	30,982,332	27,728,084	26,518,669	25,302,024

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		266,290,205	280,109,087	291,455,473	280,848,410	289,528,855	297,755,525
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(129,697,290)	(136,606,731)	(142,279,924)	(136,976,392)	(141,316,615)	(145,429,950)

	Total Cash Flow to Operator		130,697,290	137,606,731	143,279,924	137,976,392	142,316,615	146,429,950

	Discount Rate	8.24%	29,048,747	28,256,915	27,182,830	24,184,570	23,046,949	21,908,468

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		4,436,370,314	4,569,461,424	4,706,545,266	4,847,741,624	4,993,173,873	5,142,969,089

Empire State Building

Long-term DCF Method Estimate

			25 Year 25 Jun-2037	26 Year 26 Jun-2038	27 Year 27 Jun-2039	28 Year 28 Jun-2040	29 Year 29 Jun-2041	30 Year 30 Jun-2042

	Total Potential Gross Revenue		535,388,770	551,658,815	571,011,770	590,578,017	610,904,179	626,090,210
	General Vacancy		(7,669,011)	(8,345,766)	(8,037,721)	(7,796,671)	(8,594,011)	(8,466,503)
	Collection Loss		(5,267,568)	(5,416,717)	(5,599,558)	(5,785,441)	(5,980,286)	(6,124,897)

	Effective Gross Revenue		522,452,191	537,896,332	557,374,490	576,995,904	596,329,882	611,498,810

	Operating Expenses
	Real Estate Taxes		62,506,595	64,356,061	66,261,013	68,223,114	70,244,078	72,325,670
	Cleaning		15,849,901	16,325,398	16,815,159	17,319,615	17,839,203	18,374,379
	Security		14,034,888	14,455,934	14,889,613	15,336,301	15,796,392	16,270,282
	Professional Fees		11,639,451	11,988,635	12,348,292	12,718,743	13,100,304	13,493,314
	Insurance		16,795,149	17,299,002	17,817,972	18,352,512	18,903,087	19,470,181
	Repairs & Maintenance		12,775,007	13,158,255	13,553,004	13,959,595	14,378,382	14,809,732
	Payroll		21,082,451	21,714,924	22,366,373	23,037,363	23,728,486	24,440,339
	Utilities		31,623,675	32,572,388	33,549,556	34,556,045	35,592,725	36,660,508
	Management Fee		2,612,261	2,689,482	2,786,872	2,884,980	2,981,649	3,057,494

	Total Operating Expenses		188,919,378	194,560,079	200,387,854	206,388,268	212,564,306	218,901,899

	Net Operating Income		333,532,813	343,336,253	356,986,636	370,607,637	383,765,576	392,596,911

	Leasing & Capital Costs
	Tenant Improvements		4,230,112	2,264,894	2,456,152	2,073,198	2,688,982	5,449,883
	Leasing Commissions		5,761,081	8,454,251	4,044,946	7,618,422	5,251,078	6,287,168
	Base Building Costs		—	—	—	—	—	—
	Li & Fung TI/BB/LC (Original & New)		—	—	—	—	—	—
	CapEx, Major R&M, Project Mgmt		—	—	—	—	—	—

	Total Leasing & Capital Costs		9,991,193	10,719,145	6,501,098	9,691,620	7,940,060	11,737,051

	Cash Flow Before Debt Service		$323,541,621	$332,617,108	$350,485,537	$360,916,017	$375,825,516	$380,859,860

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		522,452,191	537,896,332	557,374,490	576,995,904	596,329,882	611,498,810
	Total Operating Expense		(188,919,378)	(194,560,079)	(200,387,854)	(206,388,268)	(212,564,306)	(218,901,899)

	Net Operating Income		333,532,813	343,336,253	356,986,636	370,607,637	383,765,576	392,596,911
Less:	Total Capital Expenses		(9,991,193)	(10,719,145)	(6,501,098)	(9,691,620)	(7,940,060)	(11,737,051)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		317,645,996	326,721,483	344,589,912	355,020,392	369,929,891	374,964,235
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		316,645,996	325,721,483	343,589,912	354,020,392	368,929,891	373,964,235
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		158,322,998	162,860,742	171,794,956	177,010,196	184,464,946	186,982,118

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		158,322,998	162,860,742	171,794,956	177,010,196	184,464,946	186,982,118
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		164,218,623	168,756,367	177,690,581	182,905,821	190,360,571	192,877,743

	Discount Rate	7.74%	25,485,928	24,309,349	23,758,154	22,699,220	21,927,824	20,622,237

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		323,541,621	332,617,108	350,485,537	360,916,017	375,825,516	380,859,860
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(158,322,998)	(162,860,742)	(171,794,956)	(177,010,196)	(184,464,946)	(186,982,118)

	Total Cash Flow to Operator		159,322,998	163,860,742	172,794,956	178,010,196	185,464,946	187,982,118

	Discount Rate	8.24%	22,023,422	20,926,929	20,388,530	19,405,462	18,679,498	17,492,188

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		5,297,258,162	5,456,175,907	5,619,861,184	5,788,457,020	5,962,110,730	6,140,974,052

Empire State Building

Long-term DCF Method Estimate

			31 Year 31 Jun-2043	32 Year 32 Jun-2044	33 Year 33 Jun-2045	34 Year 34 Jun-2046	35 Year 35 Jun-2047	36 Year 36 Jun-2048

	Total Potential Gross Revenue		644,089,651	605,854,327	645,037,558	679,560,556	715,357,973	736,699,025
	General Vacancy		(9,615,886)	(1,709,656)	(1,760,946)	(7,551,855)	(10,982,993)	(11,379,188)
	Collection Loss		(6,295,793)	(5,921,349)	(6,345,105)	(6,696,585)	(7,052,441)	(7,249,722)

	Effective Gross Revenue		628,177,972	598,223,323	636,931,506	665,312,116	697,322,538	718,070,115

	Operating Expenses
	Real Estate Taxes		74,469,710	76,678,072	78,952,683	81,295,536	83,708,670	86,194,199
	Cleaning		18,925,611	19,493,379	20,078,182	20,680,524	21,300,942	21,939,971
	Security		16,758,390	17,261,142	17,778,975	18,312,346	18,861,717	19,427,567
	Professional Fees		13,898,112	14,315,057	14,744,508	15,186,843	15,642,449	16,111,722
	Insurance		20,054,285	20,655,914	21,275,593	21,913,859	22,571,275	23,248,413
	Repairs & Maintenance		15,254,027	15,711,647	16,182,995	16,668,485	17,168,542	17,683,595
	Payroll		25,173,549	25,928,756	26,706,619	27,507,816	28,333,052	29,183,042
	Utilities		37,760,324	38,893,132	40,059,927	41,261,724	42,499,575	43,774,564
	Management Fee		3,140,890	2,991,117	3,184,658	3,326,561	3,486,613	3,590,351

	Total Operating Expenses		225,434,898	231,928,216	238,964,140	246,153,694	253,572,835	261,153,424

	Net Operating Income		402,743,074	366,295,107	397,967,367	419,158,422	443,749,704	456,916,691

	Leasing & Capital Costs
	Tenant Improvements		7,115,556	59,956,138	40,085,065	6,756,358	3,814,013	2,846,297
	Leasing Commissions		7,746,773	70,277,643	52,682,712	11,779,410	7,505,967	10,946,317
	Base Building Costs		—	—	—	—	—	—
	Li & Fung TI/BB/LC (Original & New)		—	—	—	—	—	—
	CapEx, Major R&M, Project Mgmt		—	—	—	—	—	—

	Total Leasing & Capital Costs		14,862,329	130,233,781	92,767,777	18,535,768	11,319,980	13,792,614

	Cash Flow Before Debt Service		$387,880,745	$236,061,326	$305,199,589	$400,622,654	$432,429,724	$443,124,077

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		628,177,972	598,223,323	636,931,506	665,312,116	697,322,538	718,070,115
	Total Operating Expense		(225,434,898)	(231,928,216)	(238,964,140)	(246,153,694)	(253,572,835)	(261,153,424)

	Net Operating Income		402,743,074	366,295,107	397,967,367	419,158,422	443,749,704	456,916,691
Less:	Total Capital Expenses		(14,862,329)	(130,233,781)	(92,767,777)	(18,535,768)	(11,319,980)	(13,792,614)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		381,985,120	230,165,701	299,303,964	394,727,029	426,534,099	437,228,452
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		380,985,120	229,165,701	298,303,964	393,727,029	425,534,099	436,228,452
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		190,492,560	114,582,851	149,151,982	196,863,515	212,767,050	218,114,226

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		190,492,560	114,582,851	149,151,982	196,863,515	212,767,050	218,114,226
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		196,388,185	120,478,476	155,047,607	202,759,140	218,662,675	224,009,851

	Discount Rate	7.74%	19,489,654	11,097,710	13,256,354	16,090,687	16,106,602	15,315,511

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		387,880,745	236,061,326	305,199,589	400,622,654	432,429,724	443,124,077
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(190,492,560)	(114,582,851)	(149,151,982)	(196,863,515)	(212,767,050)	(218,114,226)

	Total Cash Flow to Operator		191,492,560	115,582,851	150,151,982	197,863,515	213,767,050	219,114,226

	Discount Rate	8.24%	16,462,802	9,180,567	11,018,727	13,414,990	13,390,279	12,680,714

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		6,325,203,274	6,514,959,372	6,710,408,153	6,911,720,398	7,119,072,010	7,332,644,170

Empire State Building

Long-term DCF Method Estimate

			37 Year 37 Jun-2049	38 Year 38 Jun-2050	39 Year 39 Jun-2051	40 Year 40 Jun-2052	41 Year 41 Jun-2053	42 Year 42 Jun-2054

	Total Potential Gross Revenue		758,212,277	783,794,192
	General Vacancy		(10,611,447)	(7,615,447)
	Collection Loss		(7,447,552)	(7,693,202)
					3.00%	3.00%	3.00%	3.00%

	Effective Gross Revenue		740,153,279	768,485,543	791,540,109	815,286,312	839,744,902	864,937,249

	Operating Expenses
	Real Estate Taxes		88,754,296	91,391,196
	Cleaning		22,598,169	23,276,112
	Security		20,010,395	20,610,706
	Professional Fees		16,595,074	17,092,925
	Insurance		23,945,865	24,664,240
	Repairs & Maintenance		18,214,105	18,760,527
	Payroll		30,058,536	30,960,289
	Utilities		45,087,802	46,440,433
	Management Fee		3,700,766	3,842,428
					3.00%	3.00%	3.00%	3.00%

	Total Operating Expenses		268,965,008	277,038,856	285,350,021	293,910,522	302,727,838	311,809,673

	Net Operating Income		471,188,270	491,446,687	506,190,088	521,375,790	537,017,064	553,127,576

	Leasing & Capital Costs
	Tenant Improvements		6,260,201	5,104,508
	Leasing Commissions		9,466,232	12,366,465
	Base Building Costs		—	—
	Li & Fung TI/BB/LC (Original & New)		—	—
	CapEx, Major R&M, Project Mgmt		—	—
						3.00%	3.00%	3.00%

	Total Leasing & Capital Costs		15,726,433	17,470,973	27,413,921	28,236,339	29,083,429	29,955,932

	Cash Flow Before Debt Service		$455,461,837	$473,975,714	$478,776,167	$493,139,452	$507,933,635	$523,171,644

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		740,153,279	768,485,543	791,540,109	815,286,312	839,744,902	864,937,249
	Total Operating Expense		(268,965,008)	(277,038,856)	(285,350,021)	(293,910,522)	(302,727,838)	(311,809,673)

	Net Operating Income		471,188,270	491,446,687	506,190,088	521,375,790	537,017,064	553,127,576
Less:	Total Capital Expenses		(15,726,433)	(17,470,973)	(27,413,921)	(28,236,339)	(29,083,429)	(29,955,932)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		449,566,212	468,080,089	472,880,542	487,243,827	502,038,010	517,276,019
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		448,566,212	467,080,089	471,880,542	486,243,827	501,038,010	516,276,019
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		224,283,106	233,540,044	235,940,271	243,121,913	250,519,005	258,138,010

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		224,283,106	233,540,044	235,940,271	243,121,913	250,519,005	258,138,010
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		230,178,731	239,435,669	241,835,896	249,017,538	256,414,630	264,033,635

	Discount Rate	7.74%	14,607,123	14,103,389	13,221,798	12,636,733	12,077,660	11,543,417

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		455,461,837	473,975,714	478,776,167	493,139,452	507,933,635	523,171,644
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(224,283,106)	(233,540,044)	(235,940,271)	(243,121,913)	(250,519,005)	(258,138,010)

	Total Cash Flow to Operator		225,283,106	234,540,044	236,940,271	244,121,913	251,519,005	259,138,010

	Discount Rate	8.24%	12,045,533	11,586,136	10,813,960	10,293,828	9,798,626	9,327,167

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		7,552,623,495	7,779,202,200	8,012,578,266	8,252,955,614	8,500,544,282	8,755,560,611

Empire State Building

Long-term DCF Method Estimate

			43 Year 43 Jun-2055	44 Year 44 Jun-2056	45 Year 45 Jun-2057	46 Year 46 Jun-2058	47 Year 47 Jun-2059	48 Year 48 Jun-2060

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		890,885,366	917,611,927	945,140,285	973,494,494	1,002,699,329	1,032,780,308

	Operating Expenses
	Real Estate Taxes
	Cleaning
	Security
	Professional Fees
	Insurance
	Repairs & Maintenance
	Payroll
	Utilities
	Management Fee
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		321,163,963	330,798,882	340,722,848	350,944,534	361,472,870	372,317,056

	Net Operating Income		569,721,403	586,813,045	604,417,437	622,549,960	641,226,459	660,463,252

	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	Base Building Costs
	Li & Fung TI/BB/LC (Original & New)
	CapEx, Major R&M, Project Mgmt
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		30,854,610	31,780,248	32,733,655	33,715,665	34,727,135	35,768,949

	Cash Flow Before Debt Service		$538,866,794	$555,032,798	$571,683,782	$588,834,295	$606,499,324	$624,694,304

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		890,885,366	917,611,927	945,140,285	973,494,494	1,002,699,329	1,032,780,308
	Total Operating Expense		(321,163,963)	(330,798,882)	(340,722,848)	(350,944,534)	(361,472,870)	(372,317,056)

	Net Operating Income		569,721,403	586,813,045	604,417,437	622,549,960	641,226,459	660,463,252
Less:	Total Capital Expenses		(30,854,610)	(31,780,248)	(32,733,655)	(33,715,665)	(34,727,135)	(35,768,949)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		532,971,169	549,137,173	565,788,157	582,938,670	600,603,699	618,798,679
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		531,971,169	548,137,173	564,788,157	581,938,670	599,603,699	617,798,679
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		265,985,584	274,068,586	282,394,078	290,969,335	299,801,849	308,899,339

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		265,985,584	274,068,586	282,394,078	290,969,335	299,801,849	308,899,339
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		271,881,209	279,964,211	288,289,703	296,864,960	305,697,474	314,794,964

	Discount Rate	7.74%	11,032,894	10,545,031	10,078,818	9,633,288	9,207,518	8,800,627

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		538,866,794	555,032,798	571,683,782	588,834,295	606,499,324	624,694,304
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(265,985,584)	(274,068,586)	(282,394,078)	(290,969,335)	(299,801,849)	(308,899,339)

	Total Cash Flow to Operator		266,985,584	275,068,586	283,394,078	291,969,335	300,801,849	309,899,339

	Discount Rate	8.24%	8,878,318	8,451,001	8,044,187	7,656,899	7,288,202	6,937,210

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		9,018,227,429	9,288,774,252	9,567,437,479	9,854,460,604	10,150,094,422	10,454,597,255

Empire State Building

Long-term DCF Method Estimate

			49 Year 49 Jun-2061	50 Year 50 Jun-2062	51 Year 51 Jun-2063	52 Year 52 Jun-2064	53 Year 53 Jun-2065	54 Year 54 Jun-2066

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		1,063,763,718	1,095,676,629	1,128,546,928	1,162,403,336	1,197,275,436	1,233,193,699

	Operating Expenses
	Real Estate Taxes
	Cleaning
	Security
	Professional Fees
	Insurance
	Repairs & Maintenance
	Payroll
	Utilities
	Management Fee
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		383,486,568	394,991,165	406,840,900	419,046,127	431,617,510	444,566,036

	Net Operating Income		680,277,150	700,685,465	721,706,029	743,357,209	765,657,926	788,627,663

	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	Base Building Costs
	Li & Fung TI/BB/LC (Original & New)
	CapEx, Major R&M, Project Mgmt
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		36,842,017	37,947,278	39,085,696	40,258,267	41,466,015	42,709,996

	Cash Flow Before Debt Service		$643,435,133	$662,738,187	$682,620,332	$703,098,942	$724,191,910	$745,917,668

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		1,063,763,718	1,095,676,629	1,128,546,928	1,162,403,336	1,197,275,436	1,233,193,699
	Total Operating Expense		(383,486,568)	(394,991,165)	(406,840,900)	(419,046,127)	(431,617,510)	(444,566,036)

	Net Operating Income		680,277,150	700,685,465	721,706,029	743,357,209	765,657,926	788,627,663
Less:	Total Capital Expenses		(36,842,017)	(37,947,278)	(39,085,696)	(40,258,267)	(41,466,015)	(42,709,996)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		637,539,508	656,842,562	676,724,707	697,203,317	718,296,285	740,022,043
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		636,539,508	655,842,562	675,724,707	696,203,317	717,296,285	739,022,043
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		318,269,754	327,921,281	337,862,354	348,101,659	358,648,143	369,511,021

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		318,269,754	327,921,281	337,862,354	348,101,659	358,648,143	369,511,021
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		324,165,379	333,816,906	343,757,979	353,997,284	364,543,768	375,406,646

	Discount Rate	7.74%	8,411,774	8,040,155	7,685,002	7,345,583	7,021,197	6,711,175

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		643,435,133	662,738,187	682,620,332	703,098,942	724,191,910	745,917,668
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(318,269,754)	(327,921,281)	(337,862,354)	(348,101,659)	(358,648,143)	(369,511,021)

	Total Cash Flow to Operator		319,269,754	328,921,281	338,862,354	349,101,659	359,648,143	370,511,021

	Discount Rate	8.24%	6,603,075	6,284,991	5,982,191	5,693,943	5,419,550	5,158,350

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		10,768,235,172	11,091,282,227	11,424,020,694	11,766,741,315	12,119,743,554	12,483,335,861

Empire State Building

Long-term DCF Method Estimate

			55 Year 55 Jun-2067	56 Year 56 Jun-2068	57 Year 57 Jun-2069	58 Year 58 Jun-2070	59 Year 59 Jun-2071	60 Year 60 Jun-2072

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		1,270,189,510	1,308,295,195	1,347,544,051	1,387,970,373	1,429,609,484	1,472,497,768

	Operating Expenses
	Real Estate Taxes
	Cleaning
	Security
	Professional Fees
	Insurance
	Repairs & Maintenance
	Payroll
	Utilities
	Management Fee
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		457,903,017	471,640,107	485,789,310	500,362,990	515,373,879	530,835,096

	Net Operating Income		812,286,493	836,655,088	861,754,741	887,607,383	914,235,604	941,662,673

	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	Base Building Costs
	Li & Fung TI/BB/LC (Original & New)
	CapEx, Major R&M, Project Mgmt
			3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		43,991,295	45,311,034	46,670,365	48,070,476	49,512,591	50,997,968

	Cash Flow Before Debt Service		$768,295,198	$791,344,054	$815,084,375	$839,536,907	$864,723,014	$890,664,704

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		1,270,189,510	1,308,295,195	1,347,544,051	1,387,970,373	1,429,609,484	1,472,497,768
	Total Operating Expense		(457,903,017)	(471,640,107)	(485,789,310)	(500,362,990)	(515,373,879)	(530,835,096)

	Net Operating Income		812,286,493	836,655,088	861,754,741	887,607,383	914,235,604	941,662,673
Less:	Total Capital Expenses		(43,991,295)	(45,311,034)	(46,670,365)	(48,070,476)	(49,512,591)	(50,997,968)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		762,399,573	785,448,429	809,188,750	833,641,282	858,827,389	884,769,079
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		761,399,573	784,448,429	808,188,750	832,641,282	857,827,389	883,769,079
	Overage Rent %		50.00%	50.00%	50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		380,699,786	392,224,214	404,094,375	416,320,641	428,913,694	441,884,540

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	5,895,625	5,895,625	5,895,625
	Additional/Primary Rent		—	—	—	—	—	—
	Overage Rent		380,699,786	392,224,214	404,094,375	416,320,641	428,913,694	441,884,540
	Future Fee Simple Value (see below)

	Total Cash Flow to Fee		386,595,411	398,119,839	409,990,000	422,216,266	434,809,319	447,780,165

	Discount Rate	7.74%	6,414,878	6,131,696	5,861,047	5,602,373	5,355,142	5,118,847

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		768,295,198	791,344,054	815,084,375	839,536,907	864,723,014	890,664,704
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)
	Overage Rent		(380,699,786)	(392,224,214)	(404,094,375)	(416,320,641)	(428,913,694)	(441,884,540)

	Total Cash Flow to Operator		381,699,786	393,224,214	405,094,375	417,320,641	429,913,694	442,884,540

	Discount Rate	8.24%	4,909,710	4,673,029	4,447,733	4,233,276	4,029,139	3,834,827

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		12,857,835,937	13,243,571,015	13,640,878,145	14,050,104,490	14,471,607,625	14,905,755,853

Empire State Building

Long-term DCF Method Estimate

			61 Year 61 Jun-2073	62 Year 62 Jun-2074	63 Year 63 Jun-2075	63.5 Year 63.5 Dec-2075

	Total Potential Gross Revenue
	General Vacancy
	Collection Loss
			3.00%	3.00%	3.00%	3.00%
	Effective Gross Revenue		1,516,672,701	1,562,172,883	1,609,038,069	1,657,309,211

	Operating Expenses
	Real Estate Taxes
	Cleaning
	Security
	Professional Fees
	Insurance
	Repairs & Maintenance
	Payroll
	Utilities
	Management Fee
			3.00%	3.00%	3.00%	3.00%
	Total Operating Expenses		546,760,149	563,162,953	580,057,842	597,459,577

	Net Operating Income		969,912,553	999,009,929	1,028,980,227	1,059,849,634

	Leasing & Capital Costs
	Tenant Improvements
	Leasing Commissions
	Base Building Costs
	Li & Fung TI/BB/LC (Original & New)
	CapEx, Major R&M, Project Mgmt
			3.00%	3.00%	3.00%	3.00%
	Total Leasing & Capital Costs		52,527,907	54,103,745	55,726,857	57,398,663

	Cash Flow Before Debt Service		$917,384,645	$944,906,185	$973,253,370	$1,002,450,971

	Fixed Rents
	Basic Rent		5,895,625	5,895,625	5,895,625	5,895,625

	Total Fixed Rent		5,895,625	5,895,625	5,895,625	5,895,625

	Overage Rent
	Total Income		1,516,672,701	1,562,172,883	1,609,038,069	1,657,309,211
	Total Operating Expense		(546,760,149)	(563,162,953)	(580,057,842)	(597,459,577)

	Net Operating Income		969,912,553	999,009,929	1,028,980,227	1,059,849,634
Less:	Total Capital Expenses		(52,527,907)	(54,103,745)	(55,726,857)	(57,398,663)
Less:	Total Fixed Rent		(5,895,625)	(5,895,625)	(5,895,625)	(5,895,625)

	Income Subject to Ovg Rent		911,489,020	939,010,560	967,357,745	996,555,346
	Exclusion		(1,000,000)	(1,000,000)	(1,000,000)	(1,000,000)

	Remainder for Overage		910,489,020	938,010,560	966,357,745	995,555,346
	Overage Rent %		50.00%	50.00%	50.00%	50.00%

	Overage Rent @ 50%		455,244,510	469,005,280	483,178,873	497,777,673

PV to Fee
	Basic rent		5,895,625	5,895,625	5,895,625	2,947,813
	Additional/Primary Rent		—	—	—	—
	Overage Rent		455,244,510	469,005,280	483,178,873	248,888,837
	Future Fee Simple Value (see below)					16,530,435,294

	Total Cash Flow to Fee		461,140,135	474,900,905	489,074,498	16,782,271,943

	Discount Rate	7.74%	4,893,002	4,677,142	4,470,825	147,802,231

	PV to Fee	1,458,000,000

PV to Operator
	Cash Flow Before Debt Service		917,384,645	944,906,185	973,253,370	501,225,486
	Fixed Rents		(5,895,625)	(5,895,625)	(5,895,625)	(2,947,813)
	Overage Rent		(455,244,510)	(469,005,280)	(483,178,873)	(248,888,837)

	Total Cash Flow to Operator		456,244,510	470,005,280	484,178,873	249,388,837

	Discount Rate	8.24%	3,649,868	3,473,813	3,306,236	1,636,881

	PV to Operator	1,072,000,000

	Combined Value	2,530,000,000

Future Fee Simple Value
	Cash Flow Before Debt Service

	Reversion
	Net Operating Income
	Average NOI
	Cap Rate	5.75%
	Value
	Selling Expense	2.50%
	Net Sale Proceeds

	Fee Simple Value Today
	Cash Flow Before Debt Service
	Net Sale Proceeds
	Total
	Discount Rate	7.00%
	Fee Simple Value Today	2,530,000,000

	Future Fee Simple Value
	Fee Simple Value Today	2,530,000,000
	Growth Rate		3.00%	3.00%	3.00%	3.00%

	Future Fee Simple Value		15,352,928,529	15,813,516,385	16,287,921,876	16,530,435,294